Exhibit 8.1

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
UNITED STATES
141 Hawaii LLC	Delaware
141 Worldwide Boomerang Inc. (F/K/A K&L Acquisition Inc.)	Delaware
A. Eicoff & Company, Inc.	Delaware
AAD: Fitch, Inc.	Delaware
Academic Alliance in Medical Education Inc.	Delaware
Advertising Ventures Inc.	Delaware
Almost Real, Inc.	Delaware
Avenue Grey Inc.(fka Clinical Informations Inc)	Delaware
Baker, Winokur, Ryder, Inc.	California
Bates Advertising USA, Inc.	New York
Bates Healthworld, Inc.	New York
Bates Worldwide, Inc.	Delaware
Beaumont Bennett Inc.	New York
Ben Marketing LLC	Delaware
Berlin, Cameron & Partners, Inc.	Delaware
Beyond Interactive Inc	Delaware
Beyond Interactive Ventures Inc.	Delaware
BGNY Direct LLC	Delaware
BKSH & Associates LLC	Delaware
Black Cat Graphics Inc.	New York
Blue Sky Green LLC	Delaware
BrandEdge Inc.	Delaware
Bravant LLC	Delaware
Bridge Worldwide LLC (fka Bridge WW Acquisition LLC)	Delaware
Brouillard Communications, Inc.	Delaware
BSB Club Bar, Inc.	New York
Bulletin International, Inc.	New York
Burson Marsteller LLC	Delaware
Calla Music, Inc.	New York
Cannondale Associates, Inc.	Delaware
Capital IV LLC	Delaware
Carl Byoir & Associates, Inc.	Delaware
Center Partners, Inc.	Delaware
CME Scholar LLC	Delaware
Cole & Weber Inc	Oregon
Commodore Thompson Music, Inc.	Delaware
Commonhealth Holdings Inc.	Delaware
Commonhealth LLC	Delaware
Compass Inc.	New Jersey
Cordiant Finance, Inc.	Delaware
Cordiant US Holdings, Inc.	Delaware
Crescendo Production Inc.	New York
Current Medical Directions LLC	Delaware
Custom Media Group LLC	Delaware

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Cygnet Holdings Inc.	Delaware
Davinci Healthcare Partners LLC	Delaware
Dazai Advertising Inc	Delaware
Deen & Black, Inc.	Delaware
Dewey Square Group, LLC	Delaware
Direct.com LLC	Delaware
Directory Connections Inc.	Delaware
Dome Communications LLC	Delaware
Douglas Consulting Group Inc	California
Drummer Associates, Inc.	Delaware
Dynamic Logic Inc.	Delaware
Dynamic Marketing Services Inc	Delaware
Einson Freeman, Inc.	Delaware
Elemental Interactive Design & Development Inc.	Georgia
Enterprise IG Corp.	Delaware
Enterprise IG, Inc.	New York
Eyepatch LA, Inc.	California
Eyepatch Productions, Inc.	Delaware
Falk Healthworld, Inc.	Delaware
Federalist Group LLC	Delaware
Finsbury US LLC	Delaware
First Star, Inc.	New York
Fitch, Inc.	Delaware
Food Group Inc	Delaware
Foresteria, Inc.	Delaware
Fortelligent Inc.	Delaware
FOVA Inc.	Delaware
Fusion Five Inc.	Connecticut
Future Vision Media, Inc.	Michigan
G Whiz Entertainment Inc.	New York
G2 Advertising Inc.	California
G2 Worldwide Inc.	New York
GCI Jennings Inc.	Delaware
Glendinning LLC	Delaware
Global Strategies International	New York
GMN Inc.	New York
Go Direct LLC	Delaware
Good Neighbor Foundation Inc.	New York
Great Productions Inc.	Delaware
Great Response Inc.	Delaware
Great Spot Films Ltd	Delaware
Grey Advertising Inc.	Maryland
Grey Direct Atlanta, Inc.	Delaware
Grey Direct Inc.	Delaware
Grey Direct Services Inc.	Delaware
Grey Global Atlanta Inc.	Delaware
Grey Global Group Inc.	Delaware

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Grey Healthcare Group Inc.	New York
Grey HOC 1 LLC	Delaware
Grey HOC 2 LLC	Delaware
Grey IFC Inc.	Delaware
Grey India Inc.	Delaware
Grey Partnership Investors Inc.	Delaware
Grey Strategic Marketing Inc.	Delaware
Grey Ventures Inc.	Delaware
Grey Worldwide Inc.	Delaware
Grey Worldwide Los Angeles Inc.	Delaware
Group M Movie Entertainment, Inc.	Delaware
Group M Worldwide, Inc.	Delaware
Harris Interactive Inc	Delaware
Headlightvision LLC	Delaware
HealthAnswers Education LLC	Delaware
Healthworld Corporation	Delaware
Healthworld International Holdings Inc.	Delaware
Hill & Knowlton, Inc.	Delaware
Hill & Knowlton/Samcor LLC	Delaware
Hurd Studios Inc.	Delaware
HWLDPAY, Inc.	Delaware
Icodia, Inc	California
Icon International Inc	Delaware
IEG, LLC	Delaware
Imaginet LLC	Delaware
Imagio	Delaware
Independent Medical Education LLC	Delaware
Indigo Entertainment Inc.	Delaware
Innovative Customer Solutions LLC	Delaware
Insight Medical Communications Inc.	Delaware
International Meetings & Science Inc.	Delaware
J Walter Thompson U.S.A Inc.	Delaware
J Walter Thompson Venture Company Ltd	Delaware
J. Walter Thompson Company	Delaware
J. Walter Thompson Company Caribbean	Delaware
J. Walter Thompson Company Peruana	Delaware
J. Walter Thompson Far Eastern Company	Delaware
J. Walter Thompson Technology, LLC	Delaware
JWT Facilities LLC	Delaware
JWT Music, Inc.	Delaware
JWT Specialized Communications, Inc.	California
JWTTWO Productions LLC	Delaware
Kantar Media Research, Inc.	Delaware
Kazaam! Inc (fka GTFH Public Relations Inc)	New York
KBM Holdco I LLC	Delaware
KBM Holdco II LLC	Delaware
KBM Illinois LLC	Delaware

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
KMR Holdings, Inc.	Delaware
Knowledge Base Marketing GP	Texas
Knowledge Base Marketing Inc.	Delaware
Landor Associates International Inc	Delaware
Landor LLC	Delaware
Landor Ohio LLC	Delaware
Leopard Communications Inc.	Colorado
Lighthouse Global Network, Inc.	Delaware
Lightspeed Online Research Inc.	Delaware
Love Bug Productions LLC	Delaware
Malone Advertising LLC	Delaware
Management Ventures, Inc.	Delaware
Maniac Filmworks & Music LLC	Delaware
Markatec Retail Marketing LLC	Delaware
Market Data Solutions Inc.	Delaware
Marketing and Planning Systems, LLC (fka Inc)	Delaware
Mather Productions LLC	Delaware
Maxus Communications LLC	Delaware
MBC Holdings, Inc.	Delaware
Mediacom Inc.	Delaware
Mediaedge:CIA LLC	Delaware
Millward Brown, Inc.	Illinois
MindShare Days Productions LLC	Delaware
MindShare Entertainment USA LLC	Delaware
MindShare USA LLC	Delaware
MJM Creative Services, Inc	New York
mOne Worldwide LLC	Delaware
Morton Goldberg Associates, Inc.	Delaware
Mosaica MD, Inc.	Delaware
MPG Acquisition Corporation D.B.A. The Mead Point Group	Delaware
Mr. Jed’s Inc.	New York
MRB Group, Inc.	Delaware
MSB, Inc.	Delaware
National Research Foundation for Business Statistics Inc.	New York
neo@Ogilvy LLC	Delaware
Ogilvy & Mather Song, Inc.	Delaware
Ogilvy & Mather Worldwide, Inc.	Delaware
Ogilvy Public Relations Worldwide Inc.	Delaware
OgilvyAction LLC (fka 141 LLC)	Delaware
OgilvyOne LLC	Delaware
Outrider North America LLC	New York
Owl Group Holdings, Inc.	Delaware
Pace Communications Group, Inc.	Delaware
PCM: Fitch, Inc.	Delaware
Peclers Paris North America, Inc.	Delaware
Penn, Schoen & Berland Associates, LLC	Delaware
Phase Five Communications, Inc.	Delaware

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
PKG Media Inc.	Delaware
Polymer Solutions Inc	Delaware
Poster Publicity Inc	New York
Preferred Professionals Inc.	Delaware
Primary Source Consulting LLC	Delaware
Primo Angeli, Inc.	Delaware
Principal Communications Inc.	Delaware
Public Relations and International Sports Marketing LLC	Michigan
Promotion Marketing Services Inc.	Delaware
Promotional Campaigns, Inc.	Delaware
Public Relations & International Sports Marketing, Inc.	Delaware
Public Strategies, Inc	Texas
Quinn Gilespie & Associates LLC	Delaware
Rada Communications Inc.	Delaware
Rasor Communications, Inc.	Delaware
Rasor Holdings, Inc.	Delaware
Read-Poland Inc.	Texas
Red Works, Inc. (fka Media Hub Inc)	Delaware
Reese Communications, Inc.	District of Colombia
Regian & Wilson Inc.	Texas
Research International USA, Inc. ( Illinois )	Illinois
Retail Planning Associates LLC	Delaware
RJC Inc.	Delaware
Robinson Lerer & Montgomery LLC	Delaware
Roman Brandgroup LLC	Delaware
RSBC Vestiges Inc	Delaware
S & S MCC and MCC. Inc.	Delaware
Savatar, Inc.	Delaware
Shire Health, Inc.	Delaware
Socket Public Relations LLC	Delaware
Soho Medcom , Inc.	New York
Soho Square, Inc.	Delaware
Spafax Airline Network, Inc.	Delaware
Star Check Inc.	Delaware
Studio 466 Inc. (Non-Profit)	Delaware
Studio 58 Inc.	Delaware
Studiocom.com, Inc.	Delaware
Sudler & Hennessey LLC	Delaware
Summit Grey Inc.	New York
TeamDetroit Stat LLC	Delaware
TeamDetroit, Inc.	Delaware
Ted Bates Worldwide (Delaware) Inc	Delaware
Ted Bates Worldwide, Inc.	Delaware
Tempus Group North America Holdings LLC	Delaware
The Avon Group Inc	Delaware
The Decision Shop, Inc.	Delaware
The FCG Institute for Continuing Education LLC	Delaware

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
The Focus Network Inc. (F/K/A Goldfarb Consultants, Inc.)	Delaware
The GCI Group Inc.	New York
The Geppetto Group LLC	Delaware
The Harvard Group	Delaware
The Intuition Group, Inc.	Delaware
The Leonhardt Group, Inc.	Delaware
The Leverage Group, Inc	New York
The Mattson Jack Group Inc.	Delaware
The Ogilvy Group, Inc.	New York
The Spindler Organization, Inc.	California
The Tape Center Inc.	Delaware
Timmons and Company, Inc.	Delaware
Triple Seven Concepts Inc.	Delaware
Valentine-McCormick-Ligibel, Inc.	Missouri
VF Holding I Inc.	Delaware
Vogel Farina LLC	Delaware
Walker Group/CNI Inc.	Missouri
WPP Barleycorn LLC	Delaware
WPP Dotcom Holdings (Fourteen) LLC	Delaware
WPP Dotcom Holdings Eight LLC	Delaware
WPP Dotcom Holdings Eighteen LLC	Delaware
WPP Dotcom Holdings Eleven LLC	Delaware
WPP Dotcom Holdings Fifteen LLC	Delaware
WPP Dotcom Holdings Five LLC	Delaware
WPP Dotcom Holdings Four LLC	Delaware
WPP Dotcom Holdings Fourteen LLC	Delaware
WPP Dotcom Holdings LLC	Delaware
WPP Dotcom Holdings Nine LLC	Delaware
WPP Dotcom Holdings Nineteen LLC	Delaware
WPP Dotcom Holdings One LLC	Delaware
WPP Dotcom Holdings Seven LLC	Delaware
WPP Dotcom Holdings Seventeen LLC	Delaware
WPP Dotcom Holdings Six LLC	Delaware
WPP Dotcom Holdings Sixteen LLC	Delaware
WPP Dotcom Holdings Ten LLC	Delaware
WPP Dotcom Holdings Thirteen LLC	Delaware
WPP Dotcom Holdings Three LLC	Delaware
WPP Dotcom Holdings Twelve LLC	Delaware
WPP Dotcom Holdings Twenty LLC	Delaware
WPP Dotcom Holdings Twenty One LLC	Delaware
WPP Dotcom Holdings Twenty Two LLC	Delaware
WPP Dotcom Holdings Two LLC	Delaware
WPP Finance Square LLC	Delaware
WPP Finance USA Corporation	Delaware
WPP Group Holdings, Corp.	Delaware
WPP Group Management Inc.	Delaware
WPP Group MTV III Holding LLC	Delaware

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
WPP Group U.S. Finance Corp.	Delaware
WPP Group US Investments Inc	Delaware
WPP Group USA, Inc.	Delaware
WPP IH 2001 Inc	Delaware
WPP IH Six Inc	Delaware
WPP IH Two Inc	Delaware
WPP International Holdings, Inc.	Delaware
WPP Luxembourg Square LLC	Delaware
WPP Properties ( F/K/A Y & R Properties Inc. )	Delaware
WPP US Holdings Inc.	Delaware
WPPIH 2001, Inc.	Delaware
WPPIH Six, Inc.	Delaware
WPPIH Two, Inc.	Delaware
Wunderman Media LLC	Delaware
Wunderman Worldwide LLC	Delaware
XM LLC	Delaware
Y & R Asia Holdings Inc,	Delaware
Y & R Far East Holdings	Delaware
Y & R Latin American Holding Co.	Delaware
Y&R Inc	Delaware
Y&R Partner Three LLC	Delaware
Y&R Properties Holdings One LLC	Delaware
York Merger Square 2004 Inc	Delaware
Young & Rubicam Inc.	Delaware
Ziment Group, Inc.	Delaware
Local Marketing Corporation	Ohio

NAME	JURISDICTION UNDER WHICH ORGANIZED
Non-US
J Walter Thompson Algeria SARL	Algeria
141 Bonta S.A.	Argentina
Action Line de Argentina S.A.	Argentina
Ad Selective SA	Argentina
AHDL SA	Argentina
Bates Integrated Communications SA	Argentina
Burson-Marsteller S.A	Argentina
Conquest Argentina S.A.	Argentina
Great Spot! Films S.A.	Argentina
Grey Argentina S. A.	Argentina
Grey Interactive S.A.	Argentina
Hill & Knowlton de Argentina S.A.	Argentina
Ignis S.A. (fka ZMS S.A.)	Argentina
Información y Decisión Consultores, S.A	Argentina
J Walter Thompson Argentina S.A.	Argentina
JWT S.A.	Argentina
Mediacom Argentina S.A. (fka Grey Direct S.A.)	Argentina

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Mindshare Argentina S.A.	Argentina
Ogilvy & Mather Argentina S.A.	Argentina
Red Cell S.A.	Argentina
Santo Buenos Aires S.A	Argentina
SUR Contact Center SA	Argentina
The Media Edge SA	Argentina
Thompson Connect Worldwide S.A (fka JW Thompson S.A)	Argentina
Tsubcero S.A.	Argentina
Wunderman Cato Johnson S.A.	Argentina
Y&R Inversiones Publicitarias S.A.	Argentina
Young & Rubicam SA	Argentina
20:20Brand Action Pty Ltd	Australia
ABKP Ideaworks Pty Ltd	Australia
Added Value (Australia) Pty Ltd	Australia
Adswan Pty Ltd	Australia
Adtown Pty Ltd	Australia
Advertising Faciliites Pty Limited	Australia
AGB Nielsen Media Research Pty Ltd (ATR Australia Pty Ltd)	Australia
AVGH (Aust) Pty Ltd	Australia
Batey Kazoo Communications Pty Ltd	Australia
Beyond Interactive Pty. Ltd.	Australia
Black Book Holdings Pty Ltd	Australia
Black Book Nominees (Sydney) Pty Ltd	Australia
Black Book Nominees Pty Ltd	Australia
Blackbook Holdings Pty Ltd	Australia
Brand Dialogue Pty Ltd	Australia
Burson-Marsteller Pty Ltd	Australia
Candle Lit Films Pty Ltd	Australia
Carl Byoir Associates Australia Pty Ltd	Australia
CAW Marketing Pty Limited	Australia
Chameleon Digital Systems Pty	Australia
Clik TV Pty Limited	Australia
Collins Thomas Cullen Pty Ltd	Australia
Corpedge Pty Ltd	Australia
Corplite Pty Ltd	Australia
Creative Marketing Group Pty. Ltd.	Australia
Cudex Pty Ltd	Australia
Daipro Pty. Ltd.	Australia
Dialog Marketing Communications Pty Ltd (D)	Australia
Enterprise IG (Australia) Pty Ltd	Australia
Esaratoga Pty Ltd	Australia
EWA Heidelberg Pty Ltd P/L	Australia
Expanded Media Holdings Pty Limited	Australia
Expanded Media Investments Pty Ltd	Australia
Financial and Management Services Pty Ltd	Australia
Fudge Group Pty Ltd	Australia
G2 Pty Ltd	Australia

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Gasworks Pty Ltd	Australia
GCI Group Australia Pty Ltd.	Australia
George Patterson (Brisbane) Pty Ltd	Australia
George Patterson (Sydney) Pty Ltd	Australia
George Patterson Nominees Pty Ltd	Australia
George Patterson Partners Pty Ltd	Australia
George Patterson Properties Pty Ltd	Australia
George Patterson Y&R Pty Limited	Australia
Glendinning Management Consultants Australia Pty Ltd	Australia
Global Scan Pty Ltd	Australia
Global Virtual Studio Pty. Ltd.	Australia
Grey & Murray Evans Pty. Ltd.	Australia
Grey 2 Pty Ltd	Australia
Grey Advertising (Victoria) Pty Ltd.	Australia
Grey Advertising Australia Pty Ltd	Australia
Grey Advertising Canberra Unit Trust	Australia
Grey Australia New Zealand Pty. Ltd.	Australia
Grey Global Group Australia Pty. Ltd.	Australia
Grey Healthcare Pty. Ltd.	Australia
Grey Healthcare Unit Trust	Australia
Grey Interactive Pty. Ltd.	Australia
Grey Services Unit Trust	Australia
Grey Worldwide Canberra Pty Limited (formerly Grey Advertising Canberra Pty Ltd)	Australia
Grey Worldwide Pty. Ltd.	Australia
Group M Communications Pty Ltd	Australia
Hill & Knowlton Australia Pty Ltd	Australia
HKC Australia Pty Ltd	Australia
HMA Blaze (Brisbane) Pty Ltd	Australia
HMA Blaze PTY Ltd	Australia
Howorth Communications Pty Ltd	Australia
i2i Communications Pty Ltd	Australia
Ideaworks (Holdings) Pty Limited	Australia
Ideaworks Collateral Services Pty Limited	Australia
Ideaworks Design Pty Limited	Australia
Ideaworks Environmental Design Pty Limited	Australia
Ideaworks Media Pty Ltd	Australia
Ideaworks Recruitment Pty Ltd	Australia
Illuminos Pty Ltd	Australia
Impact Employee Communications Pty Ltd	Australia
Interface Advertising Pty Ltd (fka JWT Retail Pty Ltd)	Australia
Isis Design Pty Ltd	Australia
J Walter Thompson Australia Pty Ltd	Australia
Jamieson House Pty Ltd	Australia
JWT Specialized Communications Pty Ltd	Australia
Kinetic Worldwide (Australia) Pty Ltd	Australia
Lancashire Blenheim Design Group Pty. Ltd.	Australia
Landor Associates Pty Ltd	Australia

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Lightspeed Research Australia Pty Ltd	Australia
M Media Group Pty Ltd	Australia
Marketing Communications Holdings Australia Pty Ltd	Australia
Mattingly & Partners Group Pty Ltd (fka Monahan Dayman Adams (Gold Coast) Pty Ltd	Australia
Maxx Marketing Pty Ltd	Australia
Media Puzzle Pty Ltd	Australia
Media Puzzle Retail Pty Ltd	Australia
Mediacom Australia Pty Ltd	Australia
Mediacompete Australia Pty Ltd (fka Beyond Media Pty Ltd)	Australia
MediaCompete Pty Ltd.	Australia
Mediaedge:cia Pty Ltd	Australia
Millward Brown Pty Ltd	Australia
Mindshare Pty Ltd	Australia
Monahan Dayman Adams (Gold Coast) Pty Ltd	Australia
Motivator Media Pty Ltd	Australia
Ogilvy Healthworld Pty Ltd	Australia
Ogilvy Public Relations Worldwide Pty Ltd	Australia
Patts B2B Pty Ltd	Australia
Patts Consulting PTY Ltd	Australia
Patts Digital Pty Ltd	Australia
Patts Marketing Services Pty Ltd	Australia
Patts TV Pty Ltd	Australia
Phase V Pty Ltd.	Australia
Phoenix Public Relations Pty Ltd	Australia
Plush Films Pty Ltd	Australia
Power Panels Pty Ltd	Australia
PR Dynamics Australia Pty Ltd	Australia
Premier Automotive Advertising Pty Ltd	Australia
PRISM Team Australia Pty Ltd	Australia
Professional Change and Development Pty Ltd	Australia
Professional Public Relations PTY Ltd	Australia
Pulse Communications Pty Ltd	Australia
Research International Australia Pty Ltd	Australia
Research International Pty Ltd	Australia
Retail One Pty Ltd	Australia
RMG Connect Australia Pty Ltd	Australia
Salespoint Pty Ltd	Australia
Savage & Partners Pty Ltd (fka Savage & Horrigan Pty Ltd)	Australia
Sizwe Investments Pty Ltd	Australia
Social Shift Pty Limited	Australia
Strategic Horizons Pty Ltd	Australia
Strategy Lab Pty Ltd (fka Esaratoga Pty Ltd)	Australia
Sudler & Hennessey Australia Pty Ltd	Australia
The Added Value Group (Australia) Pty Ltd	Australia
The Campagin Palace Sydney Unit Trust	Australia
The Campaign Palace Melbourne Unit Trust	Australia
The Campaign Palace Red Cell Pty Ltd (fka CIA Australia Pty Ltd)	Australia

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
The Communications Group Holdings Pty Ltd	Australia
The Direct Bond Pty Ltd	Australia
The Initiatives Group Pty Ltd	Australia
The Media Palace PTY Ltd	Australia
The Responsebank Pty Ltd	Australia
Total Media Advertising Pty Ltd	Australia
Total Media Australia Pty Ltd	Australia
Total Media Unit Trust	Australia
Underline:Fitch Pty Ltd	Australia
WhizzbangArt (NSW) Pty. Ltd.	Australia
WhizzbangArt Pty. Ltd.	Australia
WPP Holdings (Australia) Pty Ltd	Australia
Wunderman Automotive Pty Ltd	Australia
Wunderman HoldCo Pty Ltd	Australia
Wunderman Pty Ltd (fka WCJ Holdings Pty Ltd)	Australia
X/M Pty Limited	Australia
XMPS Holdings Pty Ltd	Australia
Y&R Group Super Nominees Ltd	Australia
Young & Rubicam Brands Holdings Pty Ltd (fka Cordiant Communications Group Australia Pty Ltd)	Australia
Young & Rubicam Brands Pty Ltd	Australia
Young & Rubicam Group Pty Ltd	Australia
Young & Rubicam Melbourne Pty Ltd	Australia
Young & Rubicam Pty Ltd	Australia
Young & Rubicam Sydney Pty Ltd	Australia
141 Austria Werbeagentur GmbH	Austria
aha puttner red cell Werbeagentur GMBH	Austria
DavidO Werbeagentur GmbH	Austria
Design Direct Realisierung von innovativen Kommunikationsideen GmbH	Austria
Grey Worldwide Austria GmbH	Austria
JWT Eastern Europe Marketing GmbH	Austria
JWT Eastern Europe Marketing Szolgoltato Kft	Austria
JWT Wien Werbeangentur GmbH	Austria
Maxus Media Communications GmbH	Austria
MediaCom Agentur fur Media Beratung, Planug - Forschung und Einkauf GMBH	Austria
Mediaedge:cia GmbH	Austria
Mindshare the O&M/JWT media consulting company GmbH & Co Nfg. KG	Austria
Ogilvy & Mather CIS Media Services GmbH	Austria
Ogilvy & Mather GmbH	Austria
Ogilvy & Mather Media Services GmbH	Austria
Ogilvy & Mather Media Services GmbH & Co. KG	Austria
Ogilvy Interactive Worldwide Multimedia Beratung GmbH	Austria
OgilvyOne Worldwide Werbeagentur und Marketingberatung GmbH	Austria
Red Cell Werbegentur GmbH	Austria
RMG: Connect Marketing GmbH	Austria
Spectra Werbeagentur GmbH F.K.A. Ogilvy & Mather, Spectra GmbH will be liquidated during 2007	Austria
TMP “The Media Partnership” Media agentur GmbH	Austria

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
WPP Arbour Square Holding GmbH -IN LIQUIDATION	Austria
Wunderman Direct Marketing Agentur GmbH	Austria
Young & Rubicam Vienna GmbH	Austria
Gulf Hill & Knowlton WLL	Bahrain
J Walter Thompson - Bahrain W.L.L	Bahrain
J. Walter Thompson Middle East and North Africa E.C.	Bahrain
Ogilvy & Mather Communications Pvt. Ltd.	Bangladesh
AGB Nielsen Media research SPRL (AGB Soft Benelux SPRL)	Belgium
Bialek & Partners S.A. (ex Red Cell S.A.)	Belgium
Burson-Marsteller SA	Belgium
Dorland & Grey S.A.	Belgium
Eurosem Belgium S.A	Belgium
Friday Communications SA	Belgium
GCI Belgium SA	Belgium
Geoffrey Holdings SA	Belgium
Grey Holding S.A.	Belgium
Grey Luxembourg SA	Belgium
Hill & Knowlton International Belgium S.A.	Belgium
J Walter Thompson SA	Belgium
Kinetic Belgium S.A./NV	Belgium
LDV United NV	Belgium
Ludon SA (fka Thompson Connect S.A.)	Belgium
Media+ S.A.	Belgium
Mediaedge CIA SA / NV	Belgium
Mindshare + S.A.	Belgium
Ogilvy & Mather S.A.	Belgium
Ogilvy Healthcare Belgium SA	Belgium
Ogilvy Public Relations Worldwide S.A.	Belgium
OgilvyOne Worldwide SA	Belgium
Production Plus S.A	Belgium
Research International S.A.	Belgium
Space S.A	Belgium
Sudler & Hennessey Belgium S.A.	Belgium
WPP Algani SNC	Belgium
WPP Group Services SNC	Belgium
Wunderman S.A.	Belgium
Young & Rubicam Belgium SPRL	Belgium
Marketing Services Risk Surety Ltd	Bermuda
J Walter Thompson Bolivia S.A.	Bolivia
10B Propaganda Ltda	Brazil
141 Brasil Comunicacao Ltda	Brazil
Açao Produçoes Graficas e Electronicas Ltda	Brazil
Action Line Telemarketing do Brasil Ltda	Brazil
Bates Latin America Finance Ltda.	Brazil
Bates Latin America Holdings Ltda.	Brazil
Bates Propaganda e Produçoes Ltda.	Brazil
Burson Marsteller Ltda	Brazil

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
CBBA Propaganda Ltda	Brazil
DCS Net SA	Brazil
Energia, Young & Rubicam Brasil Ltda	Brazil
G2.Grey Comunicaçao e Marketing Ltda. (fka Alfaiataria de Marketing Ltda)	Brazil
Goldfarb Consultants Brasil Ltda	Brazil
Grey Interactive Ltda	Brazil
Hill & Knowlton Brasil Ltda	Brazil
Hill & Knowlton do Brasil - Communicaçao Integrada Ltda	Brazil
J Walter Thompson Publicidade Ltda	Brazil
Marketdata Solutions Brasil Ltda	Brazil
Marsteller Ltda	Brazil
Master Publicidade SA	Brazil
MatosGrey Comunicaçao Ltda. (fka Grey Brasil Ltda.)	Brazil
Millward Brown do Brasil Ltda	Brazil
Newcomm Holdings Ltda	Brazil
Newdesign Participaçoes Ltda.	Brazil
Ogilvy & Mather Brasil Comunicacao Ltda	Brazil
Ogilvy Publicidade Ltda (fka Denison Brasil Publicidade Ltda)	Brazil
OgilvyOne Worldwide Brasil Comunicacao Ltda	Brazil
One Publicidade Ltda. (fka One Four One Brasil Ltda.)	Brazil
Research International Brasil Consultoria e Analise De Mercado Ltda	Brazil
RMG Connect Comunicacao Ltda	Brazil
Tribeca Propaganda Publicidado e Participacoes Ltda	Brazil
WPP (Curitiba) Participaçoes Ltda. (fka JWT (Curtiba) Ltda.)	Brazil
WPP (Porto Alegre) Participaçoes Ltda. (fka J Walter Thompson Porto Alegre S/C)	Brazil
WPP do Brasil Participaçoes Ltda	Brazil
Wunderman Brasil Communicacoes Ltda	Brazil
Y&R Propaganda Ltda. (fka Newcomm Bates Comunicaçao Integrada Ltda.)	Brazil
Young & Rubicam Comunicaçoes Ltda	Brazil
Young & Rubicam do Brasil Ltda	Brazil
Grey Sofia EOOD	Bulgaria
Impact Marketing Management Ltd	BVI
Media Discovery Ltd	BVI
141 (Cambodia) Ltd	Cambodia
Bates Cambodia Ltd	Cambodia
Mindshare (Cambodia) Ltd (formerly Zenith Media (Cambodia) Ltd)	Cambodia
Campbell Mithun Esty Advertising Ltd	Canada
Feinstein Kean Partners - Canada, Ltd.	Canada
GCI Communications Inc	Canada
Goldfarb Consultants Ltd	Canada
Grey Advertising (Vancouver) Ltd.	Canada
Grey Advertising ULC (fka Grey Advertising Ltd)	Canada
Healthworld Canada Ltd	Canada
Hill & Knowlton Canada Limited	Canada
Hill & Knowlton Ducharme Perron Ltee	Canada
J. Walter Thompson Company Limited	Canada
JWT Employment Communications f.k.a. JWT Specialised Communications Toronto	Canada

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
JWT Enterprise	Canada
Marketforce Communication Ltee	Canada
Marketforce Communications Inc	Canada
Marketing Communications Group Inc. (fka 1574338 Ontario Inc.)	Canada
Maxcem Marketing Solutions Inc	Canada
Media Buying Services Limited	Canada
Mediacom Canada Ltd	Canada
Mediacom Worldwide Canada Ltd	Canada
Millward Brown Canada Inc	Canada
Mindshare Canada Limited	Canada
Mindshare Days Prodution Canada Ltd f.k.a. Mindshare Entertainment Canada UnLtd	Canada
OgilvyOne Worldwide Ltd	Canada
Phase V (Grey Healthcare)	Canada
Pierre Nadeau Direct Inc	Canada
Response Media Inc	Canada
RMG Connect Inc.	Canada
Spafax Canada Inc	Canada
The Meadow Wood Communication Group Inc	Canada
The Media Company / MBS	Canada
The Young & Rubicam Group of Companies Ltd	Canada
Toronto Focus	Canada
WPP Group Canada Communications Ltd f.k.a. Ogilvy & Mather (Canada) Ltd	Canada
WPP Group Canada Finance, Inc.	Canada
Y&R Canada Investments LP	Canada
Adventures Ventures Ltd	Cayman Islands
141 Chile SA	Chile
Actionline Chile S.A.	Chile
Asesorias Prism Chile Limitada	Chile
Burson-Marsteller Communicaciones Limitada	Chile
Conquest Asesorias Chile S.A.	Chile
Design Direct Chile SA	Chile
Energia Young & Rubicam SA	Chile
Enterprise SAC (Thompson Connect)	Chile
Estrategia Integral de Communicaciones SA (“EIC”)	Chile
G2 Chile S.A.	Chile
Grey Chile SA(FKA Mediacom S.A.)	Chile
Hill & Knowlton Captiva SA	Chile
Inversiones Chile SA	Chile
Inversiones Y&R Chile Ltda	Chile
J Walter Thompson Chilena SAC	Chile
Media Edge Comunicaciones Chile Limitada	Chile
Mindshare Chile S.A.C	Chile
Ogilvy & Mather Chile S.A.(fka Northcote & Asociados SA)	Chile
Ogilvy Interactive Chile SA	Chile
OgilvyOne Chile SA (fka Northcote Ogilvy Marketing Directo SA)	Chile
Prime Media SA	Chile
Prolam Young & Rubicam SA	Chile

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Spafax Medios y Publicidad Ltda	Chile
Wunderman Chile Consultoria y Comunicaciones Ltda	Chile
Young Meda SA (fka ADN S.A de Publicidad)	Chile
141 Shanghai Consulting Co Ltd	China
Bao Lin Advertising (Shanghai) Co Ltd) f.k.a. Bao Lin Advertising co	China
Bates Apex Integrated Marketing Co. Ltd	China
Beijing Ogilvy & Mather Interactive Marketing Co. Ltd	China
Beijing Wunderman Marketing Services Co ltd	China
Brandone Ltd	China
Burson Marsteller (Guangdong) Public Relations Co. Ltd	China
Cohn & Wolfe Marketing Communications Consulting (Shanghai) Co Ltd	China
David Communications (Beijing) Group	China
Effort Ogilvy (Fujian) Advertising Limited	China
Enterprise IG	China
Glendinning Management Consultants (Shanghai) Co. Ltd	China
Grey China Advertising Co. Ltd (Beijing)	China
Grey China Advertising Limited (Guangzhou)	China
Grey China Advertising Limited (Shanghai)	China
Guandong Burson-Marsteller Public Relations Co. Ltd	China
Guangzhou Bates Dahua Advertising Co Ltd	China
Guangzhou Newsun Communications Company Limited	China
Hill & Knowlton China Public Relations Co Ltd	China
H-Line Ogilvy Communications Company Ltd	China
Hua Yang Lian Zhong	China
J.Walter Thompson Bridge Advertising Co. Ltd.	China
Maxx Marketing Shanghai Ltd	China
Millward Brown ACSR (fka All China Strategy Research Incorporation)	China
Neo@ogilvy Co Ltd	China
Ogilvy Raynet Communications Co Ltd	China
Oracle AddedValue Market Research Company Limited	China
Promotional Campaign Advertising Co.,Ltd	China
Red Wasabi Marketing Consulting (Shanghai) Co., Ltd	China
Research International China (Guangzhou) Ltd	China
RMG Connect Beijing	China
RMG David Ltd (fka RMG Regional Marketing Group Ltd)	China
Sapphire Bright Limited	China
Shanghai Always Marketing Services Co Ltd	China
Shanghai Ogilvy & Mather Advertisig Ltd (fka Ogilvy & Mather (Shanghai) Advertising Company Ltd)	China
Shanghai Ogilvy & Mather Advertising Ltd	China
Shanghai Ogilvy & Mather Marketing Consultants Ltd	China
Shenzhen Black Arc Ogilvy Advertising Media Limited	China
Total Glory International Limited	China
Young & Rubicam (Beijing) Advertising Co, Ltd	China
C&C Action Marketing Ltda	Colombia
Energia Y&R Ltda (fka ADD Colombia SA)	Colombia
Grey Synchronised Partners Ltda.	Colombia
J. Walter Thompson Colombia Ltda	Colombia

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Mediaedge Cia Ltda (fka The Media Edge Ltda)	Colombia
Millward Brown Colombia Ltda	Colombia
MindShare de Colombia Ltda	Colombia
Ogilvy & Mather S.A. (fka Centrum Ogilvy & Mather SA)	Colombia
REP Grey Worldwide S.A.	Colombia
Studiocom.com Inc (US entity with branch in Colombia)	Colombia
TSG Colombia Ltda	Colombia
Wunderman Ltda	Colombia
Young & Rubicam Brands Ltda (fka Y&R Colombia SA)	Colombia
J Walter Thompson SA	Costa Rica
Grey Zagreb d.o.o. Zatrisno Kommuniciranje	Croatia
Mediacom Zagreb d.o.o.	Croatia
Millward Brown Croatia LLC	Croatia
Grey Worldwide Middle East Network Ltd	Cyprus
Pelerdon Holdings Ltd	Cyprus
Beyond Interactive s.r.o	Czech Republic
Bi Praha Red Cell s.r.o	Czech Republic
Design Direct s.r.o.	Czech Republic
Grey Praha spol s.r.o.	Czech Republic
Group M s.r.o.	Czech Republic
Inter Screen SRO	Czech Republic
JWT Wien Werbeagentur GmbH	Czech Republic
Mather Activation s.r.o	Czech Republic
Mather Communications, s.r.o (fka BBK D’Arcy Brno Sro)	Czech Republic
Mather Public Relations s.r.o	Czech Republic
MAXUS Czech Republic, s.r.o.	Czech Republic
MediaCom Praha s.r.o.	Czech Republic
Mediaedge:cia Czech Republic s.r.o (fka CIA Czech Republic SRO)	Czech Republic
Millward Brown Czech Republic Sro	Czech Republic
MindShare Sro	Czech Republic
MQI Brno, spol. s.r.o.	Czech Republic
Ogilvy & Mather spol s.r.o.	Czech Republic
Ogilvy CID s.r.o	Czech Republic
Ogilvy Promotional Campaigns s.r.o.	Czech Republic
Ogilvy Public Relations Sro	Czech Republic
OgilvyOne AS	Czech Republic
Rmg:connect sro	Czech Republic
Wunderman sro (fka Wunderman Cato Johnson s.r.o.)	Czech Republic
Young & Rubicam Praha s.r.o.	Czech Republic
ABC Hill & Knowlton A/S (f.k.a ABC Public Relations A/S)	Denmark
Balls Production A/S	Denmark
Bates RedCell Gruppen A/S	Denmark
BN AKTIV (fka One Four One Denmark I/S)	Denmark
Burson Marsteller A/S (fka BBC & W A/S)	Denmark
Dyhr / Hagen A/S	Denmark
e-merge Wunderman AS (fkaY&R Denmark Group A/S)	Denmark
Fitch Kobenhavn AS	Denmark

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Friendly Film A/S	Denmark
Future Lab Business Group A/S	Denmark
Futurelab Business Consulting A/S	Denmark
GCI Mannov Holding A/S	Denmark
GCI Mannov Malmo AB	Denmark
Grey Global Group Nordic ApS	Denmark
Grey Shared Services A/S	Denmark
Grey Synchronised Partners A/S	Denmark
Grey Worldwide Kobenhavn A/S	Denmark
Halbye Kaag JWT A/S	Denmark
Hundred Percent Film Production A/S	Denmark
Idea Import APS	Denmark
LFC nr. 3 A/S	Denmark
Market Data Solutions A/S	Denmark
Maxus Communications A/S	Denmark
MEC: Sponsorship ApS	Denmark
MEC: Interaction Denmark AS	Denmark
Mediabroker A/S	Denmark
MediaCom Danmark A/S	Denmark
Mediaedge:CIA Denmark A/S	Denmark
Mediaedge:CIA Denmark Holding A/S	Denmark
Mindshare Denmark A/S	Denmark
MNOG A/S	Denmark
Norgaard Mixxelsen AS	Denmark
Norgard Mikkelsen Reklamebureau AS	Denmark
Ogilvy Denmark A/S	Denmark
OutRider A/S	Denmark
Production A/S	Denmark
ProMedia A/S	Denmark
Research International A/S (fka Scan Test SA)	Denmark
Robert / Boisen & likeminded A/S	Denmark
Uncle Grey A/S	Denmark
WPP Holding Denmark A/S	Denmark
Y&R Denmark Holdings II APS	Denmark
J.Walter Thompson Dominicana S.A. (fka Thompson Aife MFP S.A.)	Dominican Republic
Grey Dubai	Dubai
Grey Egypt	Egypt
TMI J Walter Thompson Egypt Ltd (f.k.a. Tihama Al Mona International Egypt Ltd)	Egypt
J Walter Thompson S.A. de C.V.	El Salvador
Hill & Knowlton Eesti As	Estonia
Bates Red Cell OY BEING LIQUIDATED	Finland
Hill & Knowlton Finland Oy	Finland
J Walter Thompson Finland Oy	Finland
Maxus Communications OY (fka Hill & Knowlton Productions OY	Finland
Mediaedge:CIA Finland OY (fka CIA Media Marketing OY)	Finland
Oy Happi (aka MindShare)	Finland
Young & Rubicam Finland OY	Finland

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
141 France SA	France
Added Value SAS	France
Argonautes S.A.	France
Bates SAS	France
Burson-Marsteller S.A.S	France
Callegari Berville Grey SA	France
CB Associees S.A	France
CBA Architecture Commerciale et Design D’environnement S.A.	France
Concertation et Communications SAS	France
Concorde Finance France S.A.S	France
CT Finances S.A.	France
Enterprise IG Paris Sarl	France
Fieldwork RI S.A.S	France
Fitch Vendome SAS	France
G2 Paris SAS	France
GCI - Groupe Grey SA	France
Glendinning Management Consultants (France) SAS	France
Grey Communications SNC	France
Grey Global Group EMEA Finance S.A.S.U.	France
GREY GLOBAL GROUP France SA	France
Grey Healthcare Paris SA	France
HFT SA	France
Hill & Knowlton SAS	France
Impiric Interactive	France
J Walter Thompson SAS	France
JFC Informatique & Media SAS	France
Katchina PROO. SARL	France
Kinetic SASU	France
Landor Associates SAS	France
Le Lab Consulting SAS	France
Les Ouvrier de Babylone SAS Paradis	France
Louise Holdings SAS	France
Lumiere Publicite EURL	France
Market Focus Research Strategie SAS	France
Mather Communications SAS	France
Media Insight GIE	France
Mediacom Paris SA	France
Mediaedge:CIA France SAS	France
Millward Brown S.A.S	France
Mindshare GIE	France
Ogilvy & Mather S.A.	France
Ogilvy Canaveral S.A.S.	France
Ogilvy Healthworld France SA	France
Ogilvy Interactive SAS	France
OgilvyOne Worldwide S.A.S.	France
Peclers Paris SAS	France
Plein Papier SARL	France

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Portland France SAS	France
PR AKKA SA	France
Prism SARL	France
Pro Deo SAS	France
Production 57 SARL	France
Relations Publiques Caroline Allain S.A	France
Research International S.A.S	France
Rmg:connect SAS	France
Steak SAS	France
Sudler & Hennessey SAS	France
The Media Partnership Europe S.A.	France
TransGrey SAS	France
Wunderman Interactive SAS	France
Wunderman SAS	France
Wunderman TeleServices EURL	France
Y&R 2.1 SAS(fka Young & Rubicam La Boutique)	France
Young & Rubicam France EURL	France
Young & Rubicam France SAS	France
Young & Rubicam Holdings SAS	France
141 Germany Worldwide GMBH	Germany
Advanced Techniques Group GmbH	Germany
Atemlos GmbH	Germany
B.R. Brand Rating GmbH	Germany
Baader Hermes GmbH	Germany
Banner Media GmbH	Germany
Best of Media GmbH, Dusseldorf	Germany
Beyond Interactive (fka Mediacom Interactive)	Germany
Bit by Bit Digitales GmbH	Germany
Burson-Marsteller GmbH	Germany
Business Design Group GmbH	Germany
Cherry on the Cake GmbH (fka Thompson Total Relations GmbH)	Germany
Cohn & Wolf Public Relations GmbH & Co KG	Germany
Cohn und Wolf Verwaltungs GmbH	Germany
Concept Media Ges F. Planung u. Beratung mbH	Germany
Concept Media GmbH Stuttgart	Germany
Concept Media GmbH, Hamburg	Germany
Concept! Venture GmbH	Germany
Connect 21 GmbH	Germany
Cordiant Holdings GMBH	Germany
CPO GmbH	Germany
cpz Ogilvy Public Relations GmbH	Germany
DCMA GmbH	Germany
Design.House gmbH	Germany
Diebitz, Stoppler, Braun & Kuhlmann Werbeagentur GmbH	Germany
Dorland Werbeagentur GMBH	Germany
Einszueins Handels Kommunication & Dialog GMBH	Germany
Enterprise IG GmbH	Germany

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
F + I Research Consulting Marktforschung	Germany
Facts & Fiction GmbH	Germany
Ferenczy Zoker GmbH	Germany
G2 GmbH	Germany
Germany Healthcare GMBH	Germany
Global ‘Sportnet’ Beteiligungs GmbH	Germany
Global ‘Sportnet’ Sportmarketing GmbH & Co KG	Germany
GRAMM Werbeagentur GmbH	Germany
Greco	Germany
Grey & Wolff Werbeagentur GmbH	Germany
Grey CIS Werbeagentur GMBH	Germany
Grey GMBH	Germany
Grey Healthcare GmbH	Germany
Grey Healthcare Group	Germany
Grey Holding Central Europe GMBH	Germany
Grey Worldwide GmbH	Germany
GreyGlobal Group Middle Europe GmbH & Co. KG	Germany
GroupM Germany GmbH	Germany
Healthy People Agentur Fur Geundheitsmarketing GmbH	Germany
Hiller, Wurst & Partner GmbH	Germany
Icon Added Value GmbH	Germany
Icon regio Gesellschaft fur Regional Verkehrsforschung und Standomarketing GmbH	Germany
Icon Trustmark GmbH	Germany
Icon Wirtschafts - und Finanazmarktforschung GmbH	Germany
Impiric Hamburg GmbH	Germany
Inch Design Service GmbH	Germany
Interbates Beteiligungs Gesellschaft GmbH & Co KG	Germany
Intercom Management GMBH	Germany
Intramedic GmbH	Germany
J Walter Thompson GmbH & Co KG	Germany
J. Walter Thomspon Verwaltungs GmbH	Germany
JWT Engage GmbH (fka Thompson Live Communications GmbH)	Germany
Kinetic Worldwide Germany GmbH	Germany
Kramer Markforschung GmbH	Germany
Landor Associates GmbH & Co. KG	Germany
Magic Moments GmbH	Germany
Magic Poster GmbH	Germany
Magic Response GmbH	Germany
Maxus Communications GmbH	Germany
MC MediaCom Service Hamburg GmbH	Germany
Media Consult WPP GmbH	Germany
Media Motor GmbH, Hannover	Germany
MediaCom München GmbH	Germany
MediaCom Agentur Fur Media-Beratung GmbH	Germany
MediaCom CIS GMBH	Germany
MediaCom Holding Central & Eastern Europe GMBH	Germany
Mediaedge:CIA Germany Holding GmbH	Germany

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Mediaedge:cia GmbH & Co. KG	Germany
MediaEdge:cia Verwaltungs GmbH	Germany
Metrovideo GmbH	Germany
Michael Vagedes GmbH	Germany
Millward Brown Germany GmbH	Germany
Mindshare GmbH	Germany
Mouse House GMBH Studio fur Elektronic Publishing Design	Germany
Network Atlas GMBH	Germany
Norgaard Mikkelsen Deutschland GmbH	Germany
Norgaard Mikkelsen M&A GmbH	Germany
Ogilvy & Mather Deutschland GmbH	Germany
Ogilvy & Mather GmbH & Co KG	Germany
Ogilvy & Mather Webeagentur GmbH	Germany
Ogilvy Brand Center GmbH & Co KG	Germany
Ogilvy Brand Center Verwaltungs GmbH	Germany
Ogilvy BTL GmbH	Germany
Ogilvy Finance AG	Germany
Ogilvy Healthworld GmbH	Germany
OgilvyBrains GmbH (fka Ogilvy & Mather Frankfurter Verwaltungs GmbH)	Germany
OgilvyInteractive Worldwide GmbH	Germany
OgilvyOne Teleservices GmbH & Co KG	Germany
OgilvyOne Verwaltungs GmbH	Germany
OgilvyOne Worldwide GmbH	Germany
OgilvyOne Worldwide Stuttgart GmbH	Germany
OgilvyPromotions GmbH	Germany
Oscar Service GmbH	Germany
Phoenix Communication + Technology GMBH	Germany
PQ Plakatqualitat GmbH	Germany
PRISM International GmbH	Germany
Quisma GmbH	Germany
Red Cell Werbeagentur GmbH	Germany
Research International GmbH	Germany
rmc: Relationship Marketing Consulting GmbH	Germany
rmg: connect GmbH	Germany
S&K Grey GMBH	Germany
Santamaria GmbH	Germany
Satzfabrik GmbH	Germany
Sentrix Global Health Communications GmbH	Germany
Sudler & Hennessey GmbH	Germany
Sudler & Hennessey GmbH & Co KG	Germany
Tillmanns Ogilvy & Mather GmbH & Co KG	Germany
Tillmans Ogilvy & Mather Werbeagentur GmbH	Germany
Verwaltungsgesellschaft Global Sportnet Sportmarketing mbH	Germany
WPP Dritte Beteiligungs Verwaltungs GmbH	Germany
WPP Marketing Communications B.V.	Germany
WPP Media Holdings GmbH	Germany
WPP Service GmbH (formerly called WPP Vierte Beteiligungs GmbH & Co KG)	Germany

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
WPP Service Verwaltungs GmbH	Germany
WPP Siebte Beteiligungs Verwaltungs GmbH	Germany
WPP Zweite Beteiligungs Verwaltungs GmbH	Germany
Wunderman Consulting GmbH	Germany
Wunderman GmbH (Frankfurt)	Germany
Wunderman GmbH (Koln)	Germany
Wunderman Teleservices GmbH & Co KG	Germany
Wunderman Teleservices Verwaltungs GmbH	Germany
Wunderman Verwaltungs GmbH	Germany
Young & Rubicam Brands GmbH	Germany
Young & Rubicam Erste Beteiligungs Verwaltungs GmbH	Germany
Young & Rubicam GmbH & Co KG	Germany
Young & Rubicam Verwaltungs GmbH	Germany
Media Marketing GmbH, Hannover	Germany
Bates Hellas Advertising SA (IN LIQUIDATION)	Greece
Geo Young & Rubicam SA	Greece
Grey Athens S.A	Greece
Maxus SA	Greece
Media Com Ltd	Greece
Mediaedge:cia Medianetwork Hellas	Greece
Movielab SA	Greece
Pan Mail Advertising SA	Greece
Publicom Hill & Knowlton Hellas Ltd	Greece
Red Cell SA	Greece
Research International Hellas S.A	Greece
RMG Connect Advertising SA	Greece
RMG Connect SA	Greece
Salesplus Ltd	Greece
Spot Thompson Total Communication Group SA	Greece
The Media Edge SA	Greece
WCJ Advertising SA	Greece
Hill & Knowlton SA	Guatemala
J Walter Thompson SA (f.k.a Publicidad APCU…)	Guatemala
141 Amsterdam BV	Holland
Ablea International BV(fka WPP Bella Communications BV)	Holland
AdValue International BV	Holland
AdValue Nederland BV	Holland
AGB Nielsen Media Research B.V.	Holland
AGB Nielsen Media Research Tam Holding BV	Holland
Akron Reclame EN Marketing BV	Holland
Arbour Square B.V.	Holland
Atface Internet Facility Centre BV	Holland
Bates Nederland Holding BV	Holland
Beheermaatschappij Sirolf BV	Holland
Bercum Boender Cardozo & Werkendam BBCW B.W	Holland
Berkeley Square Holding B.V.	Holland
Borgi Advertising BV	Holland

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Brand Buzz B.V.	Holland
Brown KSKP Netherlands BV (fka KSDP Design BV)	Holland
Burson-Marsteller BV	Holland
Cato Johnson BV	Holland
Cavendish Square Holding B.V.	Holland
Chafma BV	Holland
CIA Holding BV	Holland
Colon Marketing BV	Holland
Conquest Europe Communications Nederland BV	Holland
Consult Brand Strategy BV	Holland
Cordiant Finance BV	Holland
Crystal Palace Holding B.V.	Holland
Dolphin Square Holding B.V.	Holland
EWA Nederland B.V.	Holland
Finropa BV	Holland
Finsbury Square Holding BV	Holland
Grey Advertising B.V.	Holland
Grey Brasil Holdings B.V	Holland
Grey Communications Group B.V.	Holland
Grey Database Group B.V.	Holland
Grey Direct B.V.	Holland
Grey Netherlands Holding BV	Holland
Grey Special Projects B.V.	Holland
Grey Unlimited BV	Holland
Group M BV	Holland
Group M India Holding B.V.	Holland
GroupM BV (fka Media Exposure BV)	Holland
H.W.P. & Grey B.V.	Holland
Healthworld Communications Group (Netherlands) BV (fka Nijboer Zuurman Partners BV)	Holland
Healthworld Connection Group (Netherlands) BV	Holland
Hill & Knowlton Nederland B.V.	Holland
Hollander G.C.I. B.V.	Holland
J Walter Thompson Company B.V.	Holland
JWT (Netherlands) Holding BV (fka PPGH/JWT Groep B.V.)	Holland
Kader Advertising Holding B.V.	Holland
KKBR Holding B.V.	Holland
KKBR Reklame Advisebureau B.V.	Holland
KSM B.V.	Holland
LdB O&M (Gronigen) B.V.	Holland
Leicester Square Holding B.V.	Holland
Lexington International B.V.	Holland
Loendersloot BV	Holland
Luxembourg Finance Beta CV	Holland
Luxembourg Finance CV	Holland
Luxembourg Finance Europe CV	Holland
Luxembourg Finance Gamma CV	Holland
Marketique Interactive Marketing Services BV	Holland

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
MediaCom B.V.	Holland
Mediaedge:cia BV	Holland
Millward Brown / Centrum BV	Holland
MindShare BV	Holland
Miniato B.V.	Holland
O&M (Groningen) B.V.	Holland
O&M Africa B.V. (H)	Holland
Ogilvy Interactive BV	Holland
OgilvyOne Communications B.V.	Holland
OgilvyOne Connections B.V.	Holland
Ogvily & Mather Amsterdam B.V./dsds	Holland
Ogvily Groep Nederland B.V.	Holland
Operans B.V.	Holland
PMS & VW Communication House B.V	Holland
PPGH/JWT Groep VOF	Holland
Process Blue BV	Holland
Promotion Makers BV	Holland
Promotional Campaigns BV	Holland
Red Cell Not Just Film BV (fka Bates Not Just Film BV)	Holland
Reddion BV	Holland
Relationship Marketing Group WPP BV	Holland
Research International Nederland B.V.	Holland
Research Resources Rotterdam BV	Holland
Research Sa. BV	Holland
Russell Square Holding B.V.	Holland
Scribble Beheer BV	Holland
Sirolf II BV	Holland
Telebingo B.V.	Holland
The Office Advertising Group BV	Holland
Tiddens Brahler De Kemp Reklame en Marketing BV	Holland
Trafalgar Square Holding B.V.	Holland
Trefpunt Sports & Leisure Marketing BV	Holland
UFO Centrum BV	Holland
Uforce BV	Holland
VBAT BV	Holland
Vincent Square Holding B.V.	Holland
WPP Equity Portugal B.V.	Holland
WPP France Holdings B.V.	Holland
WPP Herald Square BV	Holland
WPP Holdings (Holland) B.V.	Holland
WPP International Holding B.V.	Holland
WPP Japan Holding B.V.	Holland
WPP Kraken 2 BV	Holland
WPP Kraken BV	Holland
WPP Madison Square BV	Holland
WPP Management Services (Holland) B.V.	Holland
WPP Marketing Communications Germany BV	Holland

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
WPP Media Holding BV	Holland
WPP Minotaur BV	Holland
WPP Netherlands B.V.	Holland
WPP Sheridan Square BV	Holland
WPP Square 3 BV	Holland
WPP Square One BV	Holland
WPP Square Two BV	Holland
WPP US Holdings BV	Holland
WPP US Investments BV	Holland
WPP Washington Square BV	Holland
WPP/KKBR Holding B.V.	Holland
Wunderman BV	Holland
WVI Marketing Communications Group BV	Holland
Young & Rubicam Amsterdam BV	Holland
Young & Rubicam Diversified Group Netherlands B.V	Holland
Young & Rubicam Group Netherlands BV	Holland
Young & Rubicam International Group BV	Holland
Young & Rubicam International Holdings BV	Holland
Young & Rubicam Netherlands BV	Holland
J Walter Thompson SA	Honduras
141 Limited	Hong Kong
Advertising & Design Ltd	Hong Kong
AGB Nielsen Media Reserch (Hong Kong) Ltd	Hong Kong
Atlas Communication Hong Kong Ltd	Hong Kong
Bates China Ltd	Hong Kong
Bates Hong Kong Ltd	Hong Kong
BatesAsia Hong Kong Ltd	Hong Kong
Batey Consultants (HK) Ltd TO BE DISSOLVED 2007	Hong Kong
Batey Hong Kong Ltd	Hong Kong
Beyond Communications Hong Kong Ltd	Hong Kong
Beyond Interactive Co. Ltd	Hong Kong
Burson-Marsteller (Asia) Limited	Hong Kong
Burson-Marsteller (Hong Kong) Limited	Hong Kong
Carl Byoir Asia Ltd	Hong Kong
Conquest Marketing Communications (Taiwan) Ltd	Hong Kong
Conquest Marketing Communications Hong Kong Ltd	Hong Kong
Contract Advertising Company Limited	Hong Kong
Cordiant Holdings Ltd	Hong Kong
Dataconsult Asia (Hong Kong) Ltd	Hong Kong
David Communications Group Limited	Hong Kong
Design Direct (Hong Kong) Ltd	Hong Kong
Enterprise Identity Group Asia/Pacific Ltd	Hong Kong
Enterprise IG Ltd	Hong Kong
Era Public Relations Company Limited	Hong Kong
Fitch Design Ltd	Hong Kong
Freeway Communications Ltd	Hong Kong
G2 Ltd	Hong Kong

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Grey Advertising Hong Kong Ltd	Hong Kong
Grey Advertising Limited	Hong Kong
Grey Direct Ltd	Hong Kong
Grey Healthcare Ltd	Hong Kong
Grey Interactive (Asia Pacific) Company Ltd	Hong Kong
Grey Interactive China Company Limited (fka Grey Insight Company Limited)	Hong Kong
Grey Interactive Ltd	Hong Kong
Grey International Ltd.	Hong Kong
Grey Public Relations Company Limited	Hong Kong
Grey Public Relations Company Ltd	Hong Kong
Grey Relationship Marketing (Shanghai) Company Ltd	Hong Kong
Grey Relationship Marketing Company Ltd	Hong Kong
Grey Worldwide Hong Kong Limited	Hong Kong
Grey.com Ltd	Hong Kong
Group M Ltd (fka Group Mindshare Edge (Hong Kong) Ltd)	Hong Kong
Gulf Hill & Knowlton WLL	Hong Kong
Hill & Knowlton Asia Ltd	Hong Kong
Hill & Knowlton Asia Pacific Ltd	Hong Kong
H-Line Worldwide Ltd	Hong Kong
HWGL Investment (Holding) Company Limited	Hong Kong
IMRB Millward Brown International Ltd	Hong Kong
IPR Ogilvy (China) Ltd	Hong Kong
IPR Ogilvy (Holdings) Ltd	Hong Kong
IPR Ogilvy Ltd	Hong Kong
J Walter Thompson (North Asia) Ltd	Hong Kong
J Walter Thompson (Taiwan) Ltd	Hong Kong
J Walter Thompson Company Ltd	Hong Kong
Landor Associates Designers & Consultants Ltd	Hong Kong
Maximise (Hong Kong) Ltd	Hong Kong
Maxus Communications Limited	Hong Kong
Maxx Marketing Ltd	Hong Kong
Media Investments Holdings Limited	Hong Kong
Mediacom Ltd	Hong Kong
Mediacompany Communications Ltd	Hong Kong
Mediaedge:CIA Hong Kong Pte Limited	Hong Kong
Millward Brown Ltd	Hong Kong
MindShare Communications Ltd	Hong Kong
MindShare Hong Kong Ltd	Hong Kong
Motivator Hong Kong Ltd	Hong Kong
Ogilvy & Mather (China) Holdings Ltd	Hong Kong
Ogilvy & Mather (China) Ltd	Hong Kong
Ogilvy & Mather (Hong Kong) Private Ltd	Hong Kong
Ogilvy & Mather Asia Pacific Limited	Hong Kong
Ogilvy & Mather Communication Services Ltd	Hong Kong
Ogilvy & Mather Management Services Ltd	Hong Kong
Ogilvy & Mather Marketing Communications Ltd	Hong Kong
Ogilvy & Mather Marketing Services Ltd	Hong Kong

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Ogilvy & Mather Results (Taiwan) Ltd	Hong Kong
Ogilvy Activation Global Launch Ltd	Hong Kong
Ogilvy Interactive Asia Pacific Ltd	Hong Kong
Ogilvy Interactive Worldwide Hong Kong Ltd	Hong Kong
Ogilvy Outreach Ltd	Hong Kong
Ogilvy Public Relations Worldwide Ltd	Hong Kong
OgilvyOne Worldwide Hong Kong Ltd	Hong Kong
Oracle Added Value Ltd	Hong Kong
Promotional Campaigns (Asia) Ltd	Hong Kong
Pulse Communications Ltd	Hong Kong
QCI Consulting Ltd	Hong Kong
Red Works Ltd	Hong Kong
Relationship Marketing Group Ltd	Hong Kong
Research International Asia Ltd	Hong Kong
RMG Connect Ltd	Hong Kong
Shengshi International Media (Group) Limited	Hong Kong
Signature Promotion Limited	Hong Kong
Teledirect Ltd	Hong Kong
The Bridge Communications Company Ltd	Hong Kong
The Red Room Ltd	Hong Kong
Underline North Asia Company Ltd	Hong Kong
Underline: Fitch Hong Kong Ltd	Hong Kong
Whizzbangart Hong Kong Ltd	Hong Kong
WIT Ocean Ltd	Hong Kong
WPP Captive Holdings Ltd	Hong Kong
WPP Group (Asia Pacific) Ltd	Hong Kong
WPP Holdings (Hong Kong) Ltd	Hong Kong
WPP Marketing Communications (Hong Kong) Ltd	Hong Kong
XM Hong Kong Limited	Hong Kong
Young & Rubicam (HK) Ltd	Hong Kong
Portland Asia Pacific Ltd (dormant)	Hong Kong
AGB Neilsen Mediakutato Kft	Hungary
Barci es Partner Kft	Hungary
Bates 141 Hungary Advertising Kft	Hungary
Dorland Reklamugynoki Kft	Hungary
Grey Budapest Reclamügynöki Kft	Hungary
Grey Hungary Group Financing Ltd	Hungary
GSP - Hungary	Hungary
Hill and Knowton Hungary Kft	Hungary
JWT Eastern Europe Marketing Szolgaltato Kft	Hungary
Mac-Mester Kft	Hungary
MC MediaCompany Nemzetkozi Mediaugynoki Kft	Hungary
MEC Interaction Hungary Kft	Hungary
Media Insight Médiaügynökség Kft.	Hungary
Media Zone Hungary Kft (fka CIA Hungary Kft)	Hungary
Mediaedge.cia Hungary Kft	Hungary
Millward Brown Hungary Kft	Hungary

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
MindShare Mediaugynokseg Kft	Hungary
mOne Médiaügynökség Kft.	Hungary
Ogilvy & Mather Budapest Reklámügynökség ZRt	Hungary
OgilvyOne Budapest Direkt Marketing Kft	Hungary
Portland Kozteruleti Reklamugynokseg Kft	Hungary
Poster Publicity Harrogate Estate Kft	Hungary
Team Hungary (fka Y&R Kft) Kft	Hungary
TGI Hungary Marketing Research Company Limited	Hungary
The Media Edge (fka Mediapolis Hungary)	Hungary
Wunderman Kft	Hungary
Young & Rubicam Budapest Kft	Hungary
Advertising Venture Pvt Ltd	India
Archetype Communication Ltd.	India
Atlas Advertising Private Ltd	India
Bates India Private Ltd	India
Brand David Communications Pvt Ltd	India
Contract Advertising Pvt Ltd	India
Everest Brand Solutions Pvt Ltd	India
Fortune Communication Ltd	India
G3 Communications Pvt. Ltd.	India
Genesis Public Relations Pvt Ltd	India
Grey Advertising (Bangladesh) Ltd.	India
Grey Worldwide (India) Pvt.Ltd	India
Group M Media India Pvt Ltd	India
Hindustan Thompson Associates Private Limited	India
Icon Added Value Private Ltd	India
Indian Market Research Bureau Ltd	India
IPAN Ltd	India
Matrix Publicities & Media India Pvt Ltd	India
Mediacom India Ltd	India
Mediaedge:cia India Pvt Ltd	India
Meridian Communications Pvt Ltd	India
Meritus Analytics India Pvt Ltd ( fka Maximize Media India Pvt Ltd)	India
Mindshare India Pvt Ltd	India
Motivator Media India Pvt Ltd	India
Ogilvy & Mather Communications Private Limited	India
Ogilvy & Mather Pvt Ltd	India
Optima India Private Ltd	India
Options Communications India Ltd.	India
Portland India Outdoor Advertising Private Ltd	India
Quadra Advisory Private Ltd	India
Ray & Keshavan Design Associates Pvt. Ltd.	India
Results India Communications Pvt Ltd	India
Showdiff Worldwide Pvt Ltd	India
Sudler & Hennessey India Pvt Ltd	India
Trikaya Grey First Serve Advertising (P) Ltd	India
Burson-Marsteller Indonesia (division of PT Wire Pamungkas Pariwara)	Indonesia

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
David Marketing Communications Co., Ltd	Indonesia
Grey Worldwide Indonesia	Indonesia
PT Bimamitra (in liquidation)	Indonesia
PT Dentsu,Young & Rubicam Indonesia	Indonesia
PT IndoAd Inc.,	Indonesia
PT Rama Perwira	Indonesia
AGB Nielsen Media Research (Ireland) Ltd.	Ireland
Arena Productions Ltd	Ireland
Bell Advertising Ltd	Ireland
Culverbridge Limited	Ireland
Dearadh Tearanta (“Interact”)	Ireland
Drumgoff Holdings Ltd	Ireland
Enterprise IG Ltd	Ireland
EWA Ireland Ltd	Ireland
Group M WPP Ltd	Ireland
Hill & Knowlton Ltd	Ireland
Hunter / Red Cell Production Ltd (fka Hunter Production (Dublin) Ltd)	Ireland
Imagecom Graphics Ltd	Ireland
John Hunter Ltd	Ireland
Lansdowne Market Research Ltd	Ireland
Mediaedge:cia Ireland Ltd (fka Mediaedge Ltd)	Ireland
Millward Brown Ireland Ltd	Ireland
Millward Brown Irish Marketing Surveys Ltd	Ireland
MindShare Limited	Ireland
Mindshare Media Ireland Limited	Ireland
Ogilvy & Mather Group Ltd	Ireland
Ogilvy & Mather Ltd.	Ireland
OgilvyOne Worldwide Ltd	Ireland
Pembroke Publicity Ltd	Ireland
Red Cell Dublin Ltd (fka Bates Ireland Advertising Group Ltd)	Ireland
Rmg:connect Ireland Ltd	Ireland
Wilson Hartnell Public Relations Ltd	Ireland
WPP Ireland Ltd	Ireland
Connect Sales Promotions Direct Marketing and Events Ltd	Israel
JTC Scan Ltd	Israel
JWT Israel Limited	Israel
Media Edge Israel Ltd	Israel
Meishav Hfakot Ltd	Israel
Shalmor Avnon Amichay Advertising Ltd	Israel
Y&R Interactive Ltd	Israel
AGB Nielsen Media Research Holding S.p.A	Italy
AGB Nielsen Media Research S.r.l.	Italy
AGB Nielsen Media Research TAM Srl	Italy
AGB Nielsen Media Research Tech Srl (in liquidation)	Italy
Bates Srl	Italy
Blumedia Srl	Italy
BRB Srl (being liquidated - business transferred to Grey Worldwide Italia 5.3.07))	Italy

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Brouillard Srl (fka Etnocom Srl )	Italy
Burson Marsteller Srl	Italy
Carl Byoir Srl	Italy
CIA Medianetwork Club Srl	Italy
CIA Medianetwork Milano Srl	Italy
CIA Medianetwork Team Srl	Italy
Cohn & Wolfe Srl	Italy
Delfo srl	Italy
Digital @ jwt srl (IN LIQUIDATION)	Italy
Digital PR srl	Italy
Easy Media Srl IN LIQUIDATION	Italy
Ethos Srl	Italy
Fast Srl	Italy
G2 Srl (former Grey Direct Srl)	Italy
GCI Italy Srl In Liquidation)	Italy
GEA Srl	Italy
Grey Healthcare Italia S.R.L.	Italy
Grey Interactive Srl	Italy
Grey Roma	Italy
Grey Worldwide Italia SpA (fka Milano & Grey Spa)	Italy
GroupM srl (fka Mentum srl)	Italy
Healthworld Srl	Italy
Hill & Knowlton Gaia Srl (fka Gaia Srl)	Italy
Icon Added Value Srl	Italy
Impact Italia Srl	Italy
International Strategic Communications Srl	Italy
Intramed Communciations Srl	Italy
ISC Srl	Italy
J Walter Thompson Italia SpA	Italy
J.W. Thompson Roma Srl	Italy
Kinetic Srl (formerly known as Portland Srl)	Italy
Landor Associates Srl	Italy
Lolita Italia Srl (In liquidation)	Italy
Lorien Consulting Srl	Italy
Mather Communications Srl (fka Spot It! Srl)	Italy
Maxus BBS Srl	Italy
Media Club SpA	Italy
Media Insight Srl	Italy
Media Instruments Italia S.r.l (IT Italia)	Italy
Mediaedge:CIA Italy Holdings Srl	Italy
Mediaedge:CIA Italy Srl	Italy
Millward Brown Srl	Italy
MindShare 3 Venezie Srl	Italy
MindShare Spa	Italy
Next Media Srl IN LIQUIDATION	Italy
NextHealth Srl	Italy
Ogilvy & Mather SpA	Italy

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Ogilvy Healthcare Srl	Italy
Ogilvy Interactive srl	Italy
OgilvyOne Worldwide SpA	Italy
One Four One Srl	Italy
Poster Publicity Italia SRL	Italy
Promotions Italia SpA	Italy
Recom AGB S.r.l. (firm in liquidation)	Italy
Red Cell Spa	Italy
Red Production Sarl	Italy
Research International Srl	Italy
rmg: connect Srl	Italy
Sentrix Global Health Communications Srl	Italy
Sprint Production Srl	Italy
Sudler & Hennessey Srl	Italy
Team Alfa Srl (fka Young & Rubicam Communication Srl)	Italy
Total Sponsorship Srl	Italy
WPP Holdings (Italy) Srl	Italy
WPP Marketing Communications (Italy) SRL	Italy
Wunderman Srl	Italy
Y&R Group Services Srl	Italy
Y&R Italia srl (fkaYoung & Rubicam Italia Srl)	Italy
Y&R Roma Srl (fka Young & Rubicam Roma Srl)	Italy
141 Worldwide	Japan
BatesAsia Japan Inc	Japan
Burson-Marsteller Co Ltd	Japan
Carl Byoir Japan Ltd	Japan
David Communications KK	Japan
Dentsu Wunderman Inc	Japan
Design Direct Japan KK	Japan
Enterprise IG Japan K.K.	Japan
Grey Direct Inc.	Japan
Grey Healthcare Japan	Japan
Grey Worldwide Inc.	Japan
GroupM KK (fka Maxus Communications KK & Maximise Japan KK)	Japan
Hill & Knowlton Japan Ltd	Japan
ICM	Japan
International Creative Marketing KK	Japan
J Walter Thompson Japan Ltd	Japan
Landor Associates International Limited	Japan
Logic Inc.	Japan
MDS Japan	Japan
Millward Brown Japan KK	Japan
MindShare Japan KK	Japan
Neo@Ogilvy KK	Japan
Ogilvy & Mather Japan KK	Japan
Ogilvy PR KK (fka International Business Information KK)	Japan
Ogilvy Public Relations Worldwide (Japan) KK (fka IBI Inc)	Japan

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
OgilvyOne Japan KK	Japan
Red Roof Japan Inc	Japan
RedWorks Japan KK (fka Vantage Associates Ltd)	Japan
Research International Japan Inc	Japan
Thompson Connect Ltd	Japan
Grey Almaty LLP	Kazakhstan
MindShare Kenya Ltd	Kenya
Ogilvy & Mather (Eastern Africa) Ltd	Kenya
Ogilvy East Africa Ltd	Kenya
Ogilvy Public Relations Ltd	Kenya
OgilvyOne Kenya Ltd	Kenya
Research International East Africa Ltd	Kenya
Ablea Inc.	Korea
AGB Nielsen Media Research (South Korea) Ltd	Korea
Burson Marsteller Korea Co Ltd	Korea
Burson-Marsteller Korea Inc	Korea
Diamond Ad., Ltd	Korea
Grey Worldwide Korea Inc.	Korea
JWT Adventure Co Ltd	Korea
Milward Brown Media Research Inc (fka Media Research Inc)	Korea
Research International KRC Co Ltd	Korea
The Lacek Group, Inc	Korea
WPP Marketing Communications Ltd (Adventure)	Korea
Wunderman International Co. Ltd	Korea
JWT LLC (United Arab Emirates) (f.k.a Tihama Al Mona International LLC)	Kuwait
Hill & Knowlton Latvia SIA	Latvia
Mediaedge:CIA Baltic	Latvia
Grey Beirut	Lebanon
Tihama al Mona International - J Walter Thompson S.A.R.L	Lebanon
International Facilities Holding GmbH	Luxembourg
Luxembourg Finance Holdings Two CV	Luxembourg
WPP Luxembourg Beta Sarl	Luxembourg
WPP Luxembourg Beta Three Sarl	Luxembourg
WPP Luxembourg Beta Two Sarl	Luxembourg
WPP Luxembourg Delta Two Sarl	Luxembourg
WPP Luxembourg Europe Sarl	Luxembourg
WPP Luxembourg Gamma Four Sarl	Luxembourg
WPP Luxembourg Gamma Five Sarl	Luxembourg
WPP Luxembourg Gamma Sarl	Luxembourg
WPP Luxembourg Gamma Three Sarl	Luxembourg
WPP Luxembourg Gamma Two Sarl	Luxembourg
WPP Luxembourg GUSA Sarl	Luxembourg
WPP Luxembourg Holdings 2003 Sarl	Luxembourg
WPP Luxembourg Holdings Eight Sarl	Luxembourg
WPP Luxembourg Holdings Sarl	Luxembourg
WPP Luxembourg Holdings Seven Sarl	Luxembourg
WPP Luxembourg Holdings Six Sarl	Luxembourg

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
WPP Luxembourg Holdings Three Sarl	Luxembourg
WPP Luxembourg Holdings Two Sarl	Luxembourg
WPP Luxembourg IH2001sarl	Luxembourg
WPP Luxembourg Rasor Sarl	Luxembourg
WPP Luxembourg Sarl	Luxembourg
WPP Luxembourg Square LLC Sarl	Luxembourg
WPP Luxembourg Theta Sarl	Luxembourg
WPP Luxembourg Union Square Sarl	Luxembourg
WPP Luxembourg US Holdings Sarl	Luxembourg
WPP Luxembourg YMC Sarl	Luxembourg
J Walter Thompson Company (Malawi) Limited	Malawi
AGB Nielsen Media Research (Malaysia) Sdn	Malaysia
AMS Dorland Integrated SDN BHD	Malaysia
Art & Magic SHD BHD	Malaysia
Artistree (Malaysia) Sdn Bhd	Malaysia
Bates Advertising Stn Bhd	Malaysia
Bates Malaysia SDN BHD	Malaysia
Batey Malaysia Sdn Bhd	Malaysia
Batey Retail Sdn Bhd (fka: John Hagley Communications Sdn Bhd)	Malaysia
Conquest Marketing Communications Sdn Bhd	Malaysia
Fitch Design Sdn Bhd	Malaysia
GCI Worldwide Sdn Bhd	Malaysia
Grey Direct & Interactive Sdn. Bhd.	Malaysia
Grey Global Group : SEA Pte. Ltd.	Malaysia
Grey Healthcare Group Sdn Bhd	Malaysia
Grey Two Sdn. Bhd.	Malaysia
Grey Worldwide Sdn. Bhd.	Malaysia
Grey Worldwide SEA Sdn Bhd	Malaysia
Hill & Knowlton (SEA) Sdn Bhd	Malaysia
Hill & Knowlton Malaysia Sdn Bhd	Malaysia
J Walter Thompson Sdn Bhd	Malaysia
Kinetic Worldwide Sdn Bhd	Malaysia
Magic Lanterns (Malaysia) Sdn Bhd	Malaysia
Marketdatasolutions Global Consulting Sdn. Bhd.	Malaysia
MDK Consultants (Malaysia) Sdn Bhd	Malaysia
Mediacompete Sdn. Bhd.	Malaysia
Mediacompete Singapore Pte Ltd	Malaysia
Mediaedge:cia Malaysia Sdn Bhd	Malaysia
Ogilvy Public Relations Worldwide Sdn Bhd	Malaysia
OgilvyOne Worldwide Sdn Bhd	Malaysia
One Four One (Malaysia) SDN BHD	Malaysia
Paragon Communications Sdn Bhd	Malaysia
Portland Outdoor Malaysia Sdn Bhd	Malaysia
PTM Sdn Bhd	Malaysia
Research International Asia (Malaysia) Sdn Bhd	Malaysia
Salesplus Sdn Bhd	Malaysia
Spring Brands Sdn Bhd	Malaysia

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Underline Design Group (M) SDN BHD	Malaysia
WPP Marketing Communications (Malaysia) Sdn Bhd	Malaysia
Wunderman Asia Holdings Pte Ltd (Malaysian Branch)	Malaysia
Wunderman Asia Holdings Pte Ltd (Malaysian Branch)	Malaysia
Young & Rubicam (Malaysia) Sdn Bhd	Malaysia
Zenith Media Services SDN BHD	Malaysia
ZentihOptimedia Sdn Bhd	Malaysia
Advertising Ventures Pvt Ltd	Mauritius
WPP Holdings (Mauritius) Ltd	Mauritius
141 Worldwide, SA de CV	Mexico
Action Line Telemarketing de México SA de CV	Mexico
Agencia de Comunicación Interactiva, SA de CV	Mexico
Beyond Interactive Mexico S.A de C.V.	Mexico
Burson-Marsteller Mexico SRL de CV	Mexico
Compañía Hill & Knowlton México, SA de CV	Mexico
Comunicaciones Connect, SA de CV	Mexico
Design Direct SA de CV (fka Graficoncepto SA de CV)	Mexico
Dinamica Multiple SA	Mexico
Empresas del Sur, SRL de CV	Mexico
Estrategias de Comunicacion Politica SRL de CV	Mexico
Goldfarb Consultants Mexico, S.A. de C.V.	Mexico
Grey Mexico S.A. De C.V.	Mexico
Greycomex S.A. De C.V.	Mexico
GroupGCI Mexico, S.A de C.V.	Mexico
Iconic Administracion Corporativa SC	Mexico
J Walter Thompson de Mexico S.A.	Mexico
Mercadeo Deportivo de México, SA de CV	Mexico
Millward Brown Mexico SA de CV	Mexico
MindShare de Mexico SA de CV	Mexico
Multidim SA	Mexico
Mystery Shopper Mexico SA de CV	Mexico
Ogilvy & Mather SA	Mexico
Ogilvyinteractive SA de CV	Mexico
OgilvyOne SA	Mexico
Research International SA de CV	Mexico
Servicios de Publicidad Interactivos SA de CV (fka Grey Interactive Mexico SA de CV)	Mexico
Servicios Gráficos del Centro, S.A. de C.V.	Mexico
ShareMind, S.A. de C.V.(fka Soho Square SA de CV, Red Cell, SA de CV & Conquest Comunicacion SA de CV)	Mexico
Tacticum SA de CV	Mexico
The Media Edge S de RL de CV	Mexico
Walter Landor y Asociados, SRL de CV	Mexico
Worldwide Mediacom México, S.A de CV	Mexico
WPP México, SRL de CV	Mexico
Wunderman S de RL de CV	Mexico
Young & Rubicam S de RL de CV	Mexico
Grey Worldwide Middle East Network Ltd (Cyprus)	Middle East
Grey North Africa Network (Grey Morocco)	Morocco

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
J Walter Thompson Morocco SARL	Morocco
Thompson Nepal Private Ltd	Nepal
Vbachs Wisbrun/JWT VOF	Netherlands
141 Dynamics Limited	New Zealand
AGB Nielsen Media Reserarch (New Zealand) Ltd	New Zealand
Artistree Studios Ltd	New Zealand
Asia Pacific Film Ltd	New Zealand
Campaign Palace Limited	New Zealand
Dataconsult Ltd	New Zealand
Design Direct Ltd	New Zealand
Endicott Enterprises Ltd	New Zealand
Financial & Media Services (NZ) Ltd	New Zealand
Goldsack Harris Partnership	New Zealand
Grey Global Group New Zealand Ltd	New Zealand
Grey Worldwide New Zealand Ltd.	New Zealand
Hill & Knowlton (New Zealand) Ltd	New Zealand
Hill Maximize Ltd	New Zealand
J Walter Thompson International (NZ) Limited	New Zealand
J Walter Thompson International Ltd (NZ)	New Zealand
Maximize Ltd (subsid of WPP Hldgs NZ Ltd)	New Zealand
MediaCom (New Zealand) Ltd.	New Zealand
MindShare (New Zealand) Ltd	New Zealand
PR Dynamics Ltd	New Zealand
Professional Public Relations NZ Holdings Limited	New Zealand
Professional Public Relations NZ Ltd	New Zealand
Professional Public Relations Pty Ltd	New Zealand
Promotional Campaigns Ltd	New Zealand
Research International NZ Ltd	New Zealand
Sudler & Hennessey Ltd	New Zealand
The Communications Group Ltd (NZ)	New Zealand
The Media (Partnership) Ltd	New Zealand
The Media Palace Ltd	New Zealand
The Network (The Ogilvy Media Company) Ltd	New Zealand
WhizzbangArt (New Zealand) Ltd.	New Zealand
WPP Holdings (New Zealand) Ltd	New Zealand
Y&R Ltd (fka The Media Edge Ltd)	New Zealand
Young & Rubicam Holdings Ltd	New Zealand
Young & Rubicam New Zealand Ltd	New Zealand
J Walter Thompson SA	Nicaragua
Young & Rubicam Nigeria Ltd	Nigeria
Aqvilo Norway AS	Norway
Bates – Gruppen A/S	Norway
Bates United AS	Norway
Burson-Marsteller A/S	Norway
Enterprise IG AS	Norway
Gambit H&K AS	Norway
GCI Monsen AS	Norway

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
GCI Monsen Consulting AS	Norway
GCI Monsen PA	Norway
Grey Global Group Nordic ApS	Norway
Grey Worldwide AS	Norway
Maxus Communications AS	Norway
Media.com A/S	Norway
MediaCom Norge AS	Norway
Mediaedge:CIA Norway AS	Norway
Mediaedge:CIA Norway Holdings AS	Norway
MediaPLUS AS	Norway
Mindshare Norway A.S.	Norway
Ogilvy & Mather A.S.	Norway
Research International AS (fka Feedback Research & Consulting AS)	Norway
Uncle Grey Oslo A.S. (fka Greyhound Production AS)	Norway
WPP Norway AS	Norway
Group M Pakistan (Private) Ltd	Pakistan
Mindshare Pakistan (Pvt) Ltd	Pakistan
Ogilvy & Mather (Pakistan) Pvt. Ltd.	Pakistan
WPP Marketing Communications (Pvt) Ltd	Pakistan
J Walter Thompson S.A.	Panama
JWT SA (Paraguay Branch)	Paraguay
Ad-Hoc SA	Peru
Energia Publicitaria SA	Peru
GCG Peru SAC	Peru
MindShare Peru SAC	Peru
Momentum Ogilvy & Mather SA	Peru
The Media Edge SA	Peru
Y&R SA	Peru
AGB Nielsen Media Research Sp. Zo o.o. (AGB Polska Sp. Z o.o.)	Poland
argonauts S.p.z.o.o. Warschau	Poland
Bates Poland SP Zoo	Poland
Design Direct Sp z.o.o.	Poland
Grey Warszawa	Poland
Group M Sp.z.o.o.	Poland
Gruppa 66 Ogilvy Sp zoo	Poland
GSP Warsaw	Poland
Guideline Sp.z.o.o	Poland
Healthworld Sp.z.o.o	Poland
J Walter Thompson Parintex Sp.z.o.o	Poland
Mather Communications Sp.z.o.o	Poland
Maxus Spolka Z.o.o.	Poland
Mediacom - Warszawa Sp.z.o.o.	Poland
Mediacom Warsawa	Poland
Mediaedge:CIA Sp z.o.o.	Poland
MindShare Polska Sp.Z.o.o.	Poland
Ogilvy & Mather (Poland) Agencja Rekalama Sp zoo	Poland
Ogilvy PR Sp.z.o.o	Poland

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
OgilvyOne Sp.z.o.o	Poland
Ogvily Promotions Sp.z.o.o	Poland
Parallel Sp.z.o.o.	Poland
Pentor Research International Poznan SA	Poland
Pentor Research International SA (fka Pentor Instytut Badania Opinii & Rynku S.A)	Poland
Portland Polska Sp z.o.o.	Poland
Raymond Sp.z.o.o	Poland
SMG/KRC Poland Media Sp.z.o.o	Poland
Soho Square Sp. Z.o.o. (fka 141 Worldwide SP Zoo)	Poland
Testardo Red Cell Sp. Zoo	Poland
Testardo TTL Sp Z.o.o.	Poland
The Media Insight Polska Sp zoo	Poland
Wunderman Polska Sp z.o.o.	Poland
Young & Rubicam Poland Sp z.o.o.	Poland
Bates Red Cell Portugal - Publicidade e Marketing SA	Portugal
CIA Medianetwork Portugal Holdings SA	Portugal
Easy Media Central de Meios de Publicidade SASA	Portugal
FutureCom (Portugal) - Marketing, Telemarketing e Sistemas de Informacao Lda	Portugal
Grey Lisboa S.A.	Portugal
GroupM Publicidade Advertising SA	Portugal
J Walter Thompson Publicidade S.A.	Portugal
Media Insight - Tempo e Meios Publicitarios, Lda	Portugal
Mediacom Iberia Sucursal em Portugal	Portugal
Mediacom Iberia Sucursal em Portugal	Portugal
MindShare - Planeamento e Compra de Tempo e Meios Publicitarios ACE	Portugal
Mindshare II - Meiso Publicitarios, Lda	Portugal
Nero & Rosendo Consultores SA	Portugal
Ogilvy & Mather Activation - Solucoes De Marketing Promocional, Unipessoal Lda	Portugal
Ogilvy & Mather Design, Communicacoes & Imagem,Unipessoal Lda	Portugal
Ogilvy & Mather Design, Unipessoal Lda	Portugal
Ogilvy & Mather Portugal Directo Servicos SA	Portugal
Ogilvy & Mather Portugal Publicidade SA	Portugal
Publimeios Publicidade & Distribucao de Meios SA	Portugal
Segarra, Cuesta, Puig, Fernandez de Castro, SL (Portuguese Branch office)	Portugal
Synergy Connect - Communicacao De Publicidade Interactive, unipessoal Lda	Portugal
The Media Edge Servicos Publicitarios Lda	Portugal
The Media Edge Servicos Publicitarios Lda	Portugal
WPP(Portugal) Sociedade Gestora de Participacoes Sociais Lda	Portugal
Wunderman Cato Johnson (Portugal) Ltda	Portugal
Young & Rubicam (Portugal) - Sociedade Gestora de Participações Sociais, Unipessoal, Lda	Portugal
Young & Rubicam (Portugal) Publicidade, S. A	Portugal
Hill & Knowlton PR Inc	Puerto Rico
J Walter Thompson Inc (f.k.a Marti, Flores, Prieto & Wachel Inc)	Puerto Rico
J Walter Thompson Promotions & Direct Inc	Puerto Rico
Mediacom Puerto Rico Inc	Puerto Rico
Mediafax Inc	Puerto Rico
West Indies & Grey Advertising Co Inc	Puerto Rico

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Young & Rubicam Puerto Rico Inc	Puerto Rico
Qatar	Qatar
Grey Bucuresti Srl	Romania
Kinetic Worldwide Romania Srl (fka Poster Publicity Romania Srl)	Romania
Media Insight Srl	Romania
MediaCom Romania Srl	Romania
MindShare Media Srl	Romania
Ogilvy & Mather Advertising SRL	Romania
OgilvyAction Romania srl (fka 141 Romania SRL)	Romania
OgilvyOne Advertising Srl (fka Red Cell Advertising Romania SRL)	Romania
Ogvily Public Relations Srl	Romania
Portland Romania Advertising Srl (dormant)	Romania
Red Cell Romania Srl	Romania
LLC ‘Ravi’	Russia
LLC “Maximise”	Russia
LLC “Mindshare”	Russia
LLC AMG Propaganda	Russia
LLC ‘Group M’	Russia
LLC ‘JWT’	Russia
LLC ‘Maxus’	Russia
LLC ‘MC2’	Russia
LLC ‘MEC’	Russia
Wunderman Ltd	Russia
Young & Rubicam FMS LLC	Russia
Arab for Advertising (Grey Saudi Arabia)	Saudi Arabia
Tihama al Mona International Advertising	Saudi Arabia
Grey d.o.o. Beograd	Serbia
141 Worldwide Pte Ltd	Singapore
AGB Nielsen Media Research (Singapore) Pte Ltd	Singapore
Artistree (1992) Pte Ltd	Singapore
Bates 141 Pte Ltd (fka One Four One Design Pte Ltd)	Singapore
Bates Indochina Pte Ltd	Singapore
Bates Singapore Pte Ltd	Singapore
Batey (Pte) Ltd	Singapore
Batey Holdings Pte Ltd	Singapore
Batey Public Relations Marketing Pte Ltd	Singapore
Batey Retail Pte Ltd	Singapore
Burson-Marstelller (Sea) Pte Ltd	Singapore
Carl Byoir (SEA) Pte Ltd	Singapore
Carlyle Brands Consultant Pte Ltd	Singapore
CIA Pacific Singapore Pte Ltd	Singapore
Cybersoft OgilvyInteractive Pte Ltd	Singapore
David Communications Group Pte Ltd (fka Net X Ogilvy Interactive Pte Ltd)	Singapore
Dentsu Young & Rubicam Pte Ltd	Singapore
Design Direct (S) Pte Ltd	Singapore
Dialog Marketing Ltd	Singapore
Enterprise IG Pte Ltd	Singapore

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Fitch Design Pte Ltd	Singapore
Grey Global Group: SEA Pte Ltd	Singapore
Grey Global Group Singapore Pte Ltd	Singapore
GroupM Asia Pacific Holdings Pte Ltd ( fka Mediaedge:CIA Pacific Holdings Pte Ltd)	Singapore
GroupM Singapore Pte Ltd (fka CIA Medianetwork Singapore Pte Ltd)	Singapore
Hill & Knowlton (SEA) Pte Ltd	Singapore
IMRB Millward Brown International Pte Ltd	Singapore
J Walter Thompson (Singapore) Pte Ltd	Singapore
Kinetic Worldwide Asia Pacific Pte Ltd	Singapore
Landor Associates Designers & Consultants Pte Ltd	Singapore
Ogilvy & Mather (Singapore) Pte Ltd	Singapore
Ogilvy & Mather Creative Services (S) Pte Ltd	Singapore
Ogilvy & Mather Promotions (S) Pte Ltd	Singapore
OgilvyOne (S) Pte Ltd	Singapore
Ogvily & Mather Public Relations (S) Pte Ltd	Singapore
Redworks (Singapore) Pte Ltd	Singapore
Research International Asia Pte Ltd	Singapore
Siang Design International Pte Ltd	Singapore
SpafaxAirline Network (Singapore) Pte Ltd	Singapore
Spring Brands Pte Ltd	Singapore
Spring Design Pte Ltd	Singapore
The Brand Design Lab Pte Ltd	Singapore
The Brand Design Lab Pte Ltd	Singapore
WPP Singapore Pte Ltd	Singapore
Wunderman Asia Holdings Pte Ltd (fka Impiric Asia Holdings Pte Ltd)	Singapore
Wunderman Singapore Pte Ltd	Singapore
XM Asia Pacific Pte Ltd	Singapore
Creo/Young & Rubicam s.r.o	Slovak Republic
MediaCom Bratislava s.r.o.	Slovak Republic
Mediaedge:cia Slovak Republic s.r.o	Slovak Republic
Grey Ljubiljana	Slovenia
AGB Nielsen Media Research (South Africa) Ltd	South Africa
Aqua Online (Pty) Ltd	South Africa
Bates 141 (Pty) Ltd	South Africa
BLGK Bates (Pty) Ltd (South Africa)	South Africa
Ciforce (Pty) Ltd (fka Design at Fulltack (Pty) Ltd)	South Africa
Enterprise Identity Group (Pty) Ltd	South Africa
Glendinning Management Consultants South Africa Pty Ltd	South Africa
GrappelGroup 141 (Pty) Ltd	South Africa
Grey Financial Services (Proprietary) Ltd.	South Africa
Grey Global South Africa (Proprietary) Ltd.	South Africa
Grey Worldwide (Proprietary) Ltd.	South Africa
Hamilton Russell South Africa Pty Ltd	South Africa
Harrison Human Bates (Pty) Ltd	South Africa
J Walter Thompson Cape Town Pty Ltd	South Africa
J Walter Thompson Company (CT) Pty Ltd	South Africa
J Walter Thompson Company South Africa (Private) Ltd	South Africa

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
J Walter Thompson South Africa (pty) Ltd	South Africa
J Walter Thompson South Africa Holdings Pty Ltd	South Africa
KSDP (Cape) (Pty) Ltd	South Africa
KSDP Group (Pty) Ltd	South Africa
KSDP Johannesburg (Pty) Ltd	South Africa
KSDPBrandafrica (Pty) Ltd	South Africa
Media by Storm (Pty) Ltd	South Africa
Mediacompete (Proprietary) Ltd	South Africa
Mediaedge:CIA (Pty) Ltd	South Africa
Millward Brown/Impact Information Pty Ltd	South Africa
MindShare South Africa (Gauteng) Pty Ltd	South Africa
Mindshare South Africa Pty Ltd	South Africa
Nota Bene Media Planning Agency (pty) Ltd	South Africa
Quickstep 394 (Pty) Ltd	South Africa
Research International (South Africa) (Proprietary) Ltd	South Africa
Thompson Connect Pty Ltd	South Africa
WPP Memza Holding Pty Ltd (fka Y&R RSA Holdings Pty Ltd)	South Africa
Young & Rubicam South Africa Pty Ltd	South Africa
Abrinicio - Publicidade e Comunucacao Lda	Spain
Ad Hoc SL ( FKA Adhoc Young and Rubicam SL)	Spain
Added Value Planners SL	Spain
Adhoc Share Holdings SL	Spain
Agora GCI Barcelona S.L.	Spain
Bassat Ogilvy & Mather Comunicacion S.A. (currently being absorbed by WPP Holdings Spain SA	Spain
Bassat Ogilvy & Mather Madrid S.A.	Spain
Bassat Ogilvy Consejeros de Comunicacion SL (being changed to Bassat Ogilvy Comunicacion SL)	Spain
Bates International Advertising SL	Spain
Beaumont Bennett Madrid S.A.	Spain
Beaumont Bennett S.A. (Barcelona)	Spain
Boole Relaciones Inteligentes con Clientes SL	Spain
BSB Publicidad Asturias SL	Spain
BSB Publicidad SA	Spain
BSB Publicidad Tenerife SL	Spain
BSB Rodergas y Asociados SA in liquidation	Spain
Burson-Marsteller S.L. (fka B-M S.A.)	Spain
CB’a Graell Design SL	Spain
CIMEC Millward Brown SL	Spain
Comunicacion y servicio consultores de marketing y publicidad S.L	Spain
Cordiant Advertising Holding SA	Spain
Customer Focus SL	Spain
Delvico 2IN Sl in liquidation	Spain
Delvico Communications (fka Delvico Red Cell SL and Delvico Bates SA)	Spain
Easy Media Central de Meios de publicidade SA	Spain
Enterprise IG Brand Agency SL	Spain
Espacio Direct GGT S.L.	Spain
Espacios en Medios S.L.	Spain

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Estudio Graphic Line SL (fka Graell Graphic Line SL)	Spain
Expansion de Ventas S.L.	Spain
Focus Media SL	Spain
Futurecom Imagination Spain SL	Spain
GMBG Holdings Spain S.L.	Spain
Grey Direct S.A.	Spain
Grey Espana S.A.	Spain
Grey Iberia S.L.	Spain
Grey Trace S.A.	Spain
Group M Publicidad Worldwide SA	Spain
Healthworld Espana Sl	Spain
Hill & Knowlton Espana SA	Spain
Icon Marketing y Consultoria SA	Spain
Indesca Research International S.A.	Spain
J Walter Thompson S.A.	Spain
Kantya Estrategias de Marca SA (fka Formula M&E S.A.)	Spain
Loyalty Network SL	Spain
Madrid Redes de Campo S.A.	Spain
Mark Line BCN S.A.	Spain
Mark Line SA	Spain
Mass Media Station SA	Spain
MEC Interaction Worldwide S.L.	Spain
MEC Sponsorship Worldwide SL	Spain
MECIA Espana SA	Spain
Mediacom Iberia SA	Spain
Mediaedge:CIA Servicos Publiciarios SA	Spain
Mediaedge:CIA, SL	Spain
Mediasur Agencia De Medios Sa	Spain
Mediterranea de Medios SA	Spain
Mets Global Media SA	Spain
Millward Brown Spain SA	Spain
Mindshare Spain S.A.	Spain
Mr John Sample SL	Spain
MR John Sample, SL (formerly called Dogma Scpf Iberia SL)	Spain
Ogilvy Healthcare SA	Spain
Ogilvy Interactive SA	Spain
OgilvyOne Data Services S.A.	Spain
OgilvyOne Worldwide S.A.	Spain
Outrider SA	Spain
PRISM Iberoamericana SL	Spain
Publimeios Publicidade e Distribucao de Meios SA	Spain
Red Cell Spain S.A.	Spain
Red de Medios SA	Spain
Red Shots, SL (formerly Play Films Centro de Producciones SL)	Spain
Research International Spain SA	Spain
RMG Connect SA	Spain
RMG Connect SA (fka Asesores de Comunicacion y Publicidad Thompson SA)	Spain

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Segarra Cuesta Puig Fernandez De Castro SL (SCPF )	Spain
Sociograma SL	Spain
Sra Rushmore	Spain
Tempus Media Holding SL	Spain
The Media Partnership S.A.	Spain
Unimedia Central de Medios SA	Spain
Valverde de Miquel & Dorland	Spain
Vinizius Y&R SL	Spain
WPP Holdings Spain SA	Spain
WPP Marketing Communications Spain Ltd, Sucursal en Espana (Branch)	Spain
Wunderman SL	Spain
Young & Rubicam S.L. (fka Y&R S.A.)	Spain
Batey Public Relations Marketing PTV Ltd	Sri Lanka
J. Walter Thompson Private Ltd	Sri Lanka
Phoenix O&M (Pvt) Ltd	Sri Lanka
AB Frigga	Sweden
Adaptus International Stockholm AB	Sweden
Adrians Perch AB	Sweden
AGB Nielsen Media Research (Sweden) AB	Sweden
AMG Nordisk Mediaanalys AB	Sweden
Aqvilo Sweden AB	Sweden
Backer Spielvogel Bates Helsingborg AB	Sweden
Bates Sweden AB	Sweden
Becker Spielvogel Bates Goteborg AB	Sweden
BG Intressenter 1997 AB	Sweden
Brando Design A.B.	Sweden
Brindfors Enterprise IG AB	Sweden
BSB Frigga Reklambyra AB	Sweden
Burson-Marsteller AB	Sweden
C.R.O.S.S. AB	Sweden
Cronert & Co AB	Sweden
Design Direct AB	Sweden
Direct Mediacom AB	Sweden
Eurovent Marketing Group A.B.	Sweden
Feedback Research & Consulting AS	Sweden
Fitch Helsingborg AB	Sweden
GCG MediaCommunications Holding AB	Sweden
GCI Mannov Malmo AB	Sweden
GCI Rinfo AB	Sweden
GCI Rinfo Göteborg AB	Sweden
GCI Rinfogruppen AB	Sweden
Grey Direkt AB	Sweden
Grey Global Group Sweden AB	Sweden
Grey Holdings AB	Sweden
Grey Reklambyra i Malmo AB	Sweden
Grey Reklamebyrå AB	Sweden
Grey Synchronised Partners AB	Sweden

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Grey Worldwide Stockholm AB	Sweden
Hall & Cederquist/Young & Rubicam AB	Sweden
HBP Outcom AB (fka Gester & Co. Mediakonsulterna AB)	Sweden
Hill & Knowlton Sweden AB	Sweden
Impiric AB	Sweden
J. Walter Thompson Oresund AB	Sweden
K71 Relationsmarknadsföring AB	Sweden
KGM Datadistribution AB	Sweden
Lars Bloomberg A.B.	Sweden
Leapfrog Interactive Communications Solutions AB	Sweden
Liberg Thompson AB	Sweden
Maxus Communications AB (fka Inserator AB)	Sweden
MBP Outcom AB	Sweden
Media Broker AB	Sweden
Media Insight Sweden A.B.	Sweden
Media Insikt AB	Sweden
Media Support Scandanavian AB	Sweden
MediaBruk Skandanavien AB	Sweden
Mediacom Services AB	Sweden
Mediacommunication Göteborg AB	Sweden
Mediacommunication Öresund AB	Sweden
Mediacommunications Nordic AB	Sweden
Mediacommunications Services Sverige AB	Sweden
Mediacommunications Sverige i Stockholm AB	Sweden
Mediaedge:cia	Sweden
Mediaedge:cia Content AB (fka Mediaedge:CIA Sweden Direct AB)	Sweden
Mediaedge:cia Nordic AB (fka Mediaedge:CIA Sweden Holdings AB)	Sweden
Mediaedge:cia Radiokonsulterna AB	Sweden
Mediaedge:cia Sweden HB	Sweden
MEMA Mediaarena AB	Sweden
Mindshare BroadMind Sweden AB	Sweden
Mindshare Sweden AB	Sweden
Moller Mortensen Annonsbyra AB	Sweden
Navigare Medical Marketing Research AB	Sweden
Norgaard Mikkelsen Sverige AB	Sweden
O&A Purchaser AB	Sweden
Observera Grey Annonsbyrå AB	Sweden
Ogilvy Activation AB (fka Ogilvy Action & Events AB)	Sweden
Ogilvy Advertising AB	Sweden
Ogilvy Nordic AB (fka Ogilvy Events AB)	Sweden
Ogilvy Sweden AB	Sweden
OgilvyOne Worldwide AB	Sweden
Ogvily Group AB	Sweden
Ogvily PR AB (fka Pirho Externae och externa relationet A.B.)	Sweden
Old Bates AB	Sweden
Promedia Sverige AB	Sweden
PS International AB	Sweden

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Real Relations AB	Sweden
Research International AB	Sweden
SCP AB	Sweden
SIFO AB Sweden (fka SIFO Nordic Monitor AB)	Sweden
SIFO International AB	Sweden
Sifo Research & Consulting AB	Sweden
Stenstrom & Co Annonsbrya AB	Sweden
Storecom i Stockholm AB	Sweden
Tidningsstatistik AB	Sweden
WPP Sweden A.B.	Sweden
Young & Rubicam Sweden AB	Sweden
Grey Worldwide AG	Switzerland
Advico Young & Rubicam AG	Switzerland
AGB Nielsen Media Research MS S.A.	Switzerland
All Access AG	Switzerland
Burson-Marsteller AG (fka Jaggi Burson-Marsteller Zurich)	Switzerland
CIA Switzerland Holdings SA f.k.a. Best of Media Holdings SA	Switzerland
Dr Schlegel Pharmamarketing AG	Switzerland
FutureCom Interactive AG	Switzerland
Grendene Ogilvy & Mather AG	Switzerland
Guye Benker Werbeagentur AG	Switzerland
J Walter Thompson (Zurich) AG	Switzerland
Kinetic Worldwide Switzerland AG	Switzerland
Landor Associates (Switzerland) Sarl	Switzerland
MC Media Company AG Zurich	Switzerland
Mediacom AG	Switzerland
Mediaedge:CIA Switzerland AG	Switzerland
Mindshare AG	Switzerland
Ogilvy PR AG	Switzerland
Planetactive AG	Switzerland
Red Cell AG	Switzerland
Wunderman AG	Switzerland
Y&R Business Communications S.A.	Switzerland
Young & Rubicam Holding AG (fka RBK Holding AG)	Switzerland
AGB Nielsen Media Research (Taiwan) Ltd	Taiwan
Bates Taiwan Co Ltd	Taiwan
Batey Ads (Taiwan) Ltd	Taiwan
Conquest Marketing Communication (Taiwan) Limited	Taiwan
Conquest Marketing Communication (Taiwan) Limited, Taiwan Branch	Taiwan
David Advertising (Taiwan) Co. Ltd	Taiwan
Dentsu Young & Rubicam Co Ltd	Taiwan
G2 Taiwan Co Ltd	Taiwan
GroupM Ltd (Taiwan Branch)	Taiwan
J Walter Thompson (Taiwan) Ltd	Taiwan
J Walter Thompson Taiwan Ltd (Taiwan Branch)	Taiwan
MediaCompany Communications Limited (Taiwan Branch)	Taiwan
Mediacore Communications Ltd	Taiwan

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Mediaedge: cia Taiwan Ltd	Taiwan
MindShare Communications Ltd (Taiwan Branch)	Taiwan
Ogilvy & Mather (Taiwan) Co Ltd	Taiwan
Ogilvy & Mather Direct (Taiwan) Co Ltd	Taiwan
Ogilvy & Mather Identity Management Limited (fka Ogilvy Identity Enterprise IG (Taiwan) Co Limited (fka Ogilvy & Mather (Artistree) Identity Management Consultants Ltd))	Taiwan
Ogilvy & Mather Public Relations Worldwide (Taiwan) Co Ltd	Taiwan
Right Choice Marketing Research Ltd	Taiwan
Team-Mate Marketing Development & Services Ltd	Taiwan
Teledirect Taiwan Ltd	Taiwan
141 (Thailand) Co. Ltd	Thailand
AGB Nielsen Media Research (Thailand) Ltd	Thailand
Bates (Thailand) Co. Ltd	Thailand
Conquest Communicatons Co Ltd.	Thailand
Contract Advertising (Thailand) Co. Ltd	Thailand
Dentsu Young & Rubicam Ltd	Thailand
Enterprise IG Limited	Thailand
Glendinning Management Consultants (Asia Pacific) Ltd	Thailand
Grey Siam Ltd	Thailand
Grey Thailand Ltd.	Thailand
MDK Consultants (Thailand) Ltd	Thailand
Milward Brown Firefly Ltd (formerly Firefly Ltd)	Thailand
Ogilvy & Mather (Thailand) Ltd Resident Representative HCMC Office	Thailand
Ogilvy Public Relations Worldwide Limited	Thailand
OgilvyOne Worldwide Limited	Thailand
Research International Asia (Thailand) Ltd	Thailand
WPP (Thailand) Ltd	Thailand
WPP Marketing Communications (Thailand) Ltd	Thailand
J Walter Thompson (Tunisia) Limited	Tunisia
AGB Nielsen Media Research Piyasa Arastirma Hizmetleri A.S. (Anadolu)	Turkey
Capitol U.BI. Reklamcilik AS	Turkey
Grey Worldwide Istanbul Reklamcilik Ltd Sti	Turkey
Icon Brand Navigasyon denismanlik Ltd S/lrej	Turkey
MediaCom Istanbul Medya Hizmetleri LTD Sti	Turkey
Milward Brown Pazar Arastirmalari Tic. LTd. Sti	Turkey
Mindshare Medya Yonetimi AS	Turkey
Ogilvy & Mather Recklamcilik AS	Turkey
Ogilvy One Dogrudan Pazarlama A.S.	Turkey
Ogilyvy Healthworld Reklamcilik Hizmetleri A.S. (fka On Ogilvy Healthcare AS)	Turkey
Studyo Reklamcilik Sanayi ve Ticaret LTD Sti	Turkey
TME Medya Hizmetleri Tanitim LTD Sti	Turkey
Young & Rubicam Reklamevi Reklamcilik LTD Sti	Turkey
JWT LLC	UAE
141 Blue Skies Ltd	UK
Accu-Tab Computer Services UK Ltd (dormant)	UK
Added Value Group Holdings Ltd	UK
Added Value Ltd	UK

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Addison Corporate Marketing Ltd	UK
Addison Investments Ltd	UK
AGB Nielsen Media Research Ltd	UK
Airport Media International Ltd	UK
All Global Limited	UK
Allan Burrows Ltd	UK
Alton Wire Products Ltd	UK
Ambassador Square	UK
Artwork Direct Ltd	UK
Asset Marketing Ltd	UK
Atlas Advertising Ltd	UK
Automotive Marketing Ltd	UK
Aviator Media Ltd (fka Poster Publicity International Ltd)	UK
B1 Media Ltd	UK
B1.com Ltd	UK
Bamber Forsyth Ltd	UK
Banner Corporation plc	UK
Banner Public Relations Ltd	UK
Bates Communications Ltd	UK
Bates Europe Ltd	UK
Bates Healthcom Ltd	UK
Bates Integrated Communications Ltd	UK
Bates Overseas Holdings Ltd	UK
BDG Facilities Ltd	UK
BDG MCCOLL LIMITED	UK
BDG WORKFUTURES LIMITED	UK
Beaumont Square	UK
Belgrave Square	UK
Bisqit Design Ltd	UK
BJK & E Media Ltd	UK
BJK&E Holdings Ltd	UK
Black Cat Direct Ltd	UK
Black Cat RMG Connect Ltd	UK
Blanc & Otus (UK) Ltd	UK
BMRB Customer Satisfaction Ltd	UK
BMRB Customer Satisfaction Measurements Ltd	UK
BMRB Limited	UK
Bone Studio Ltd	UK
Brand Ambition Ltd	UK
Brand Palace Ltd	UK
Brandamp Ltd (fka Hamsard 2958 Ltd)	UK
Brilliant Books Ltd	UK
British Market Research Bureau Ltd	UK
Buchanan Communications Ltd	UK
Bulletin International Ltd	UK
Bulletin International UK Ltd	UK
Burson-Marsteller (UK) Ltd	UK

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Burson-Marsteller Ltd	UK
Business Design Group McColl Ltd	UK
Business Planning & Research Ltd	UK
Campaign Planning Ltd	UK
Carl Byoir (UK) Ltd	UK
CCG.XM (UK) Ltd	UK
CCG.XM Holdings Ltd	UK
Cheetham Bell JWT Ltd	UK
CIA Media Solutions Ltd	UK
CIA Medianetwork Ireland Holdings Ltd	UK
CIA Nominees Ltd	UK
CIA Scotland Ltd	UK
City & Corporate Counsel Ltd	UK
Clarion Communications (Corporate PR) Ltd	UK
Clarion Communications (PR) Ltd	UK
CLEVER MEDIA PRODUCTIONS LTD	UK
Clockwork Capital Ltd	UK
Cockpit Holdings Ltd	UK
Cockpit Two Ltd	UK
Cohn & Wolfe Ltd	UK
Coley Porter Bell Ltd	UK
Colwood Healthworld Ltd	UK
Communique Public Relations Ltd	UK
Concept NMT Limited	UK
Conference Technical Facilities Ltd	UK
Connect Five Ltd	UK
Connect One Ltd	UK
Connect Six Ltd	UK
Conquest Creative Services Ltd	UK
Conquest Europe (UK) Ltd	UK
Conquest Media Ltd	UK
Cordiant Communications Group Ltd	UK
Cordiant Communications Group Trustrees Ltd	UK
Cordiant Group Ltd	UK
Cordiant Overseas Holdings Ltd	UK
Cordiant Pension Trustee Company Ltd	UK
Cordiant Property Holdings Ltd	UK
Cordiant US Holdings Ltd	UK
Corporate Vision Ltd	UK
Cortusel Ltd	UK
Creative Services Unit Ltd	UK
Creative Services Unit Management Services	UK
Credit Call Research	UK
Darwin Scientific Publishing Limited	UK
DCMA Ltd	UK
Deckchair Studio Ltd	UK
Dialogue Marketing Partnership Ltd	UK

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Dickens Square	UK
Digital Artwork & Reprographic Technology Ltd	UK
DigitLondon Ltd	UK
Dovetail Contract Furniture Ltd	UK
Dr Puttner & Bates Ltd	UK
Drum Venture Communications Ltd	UK
Dynamiclogic (Europe) Limited	UK
Eaton Square Ltd	UK
Effective Sales Personnel Ltd	UK
Enduring Organisation	UK
Enduring Organisation Three	UK
Enduring Organisation Two	UK
Enterprise IG Brand Experience Ltd	UK
Enterprise IG Ltd	UK
Enterprise IG UK Ltd	UK
Enterprise IG Worldwide Ltd	UK
Enterprisebabe Ltd	UK
Eurocrew Limited	UK
European Market Research Bureau Ltd	UK
Everystone Limited (fka Pfour consultancy Limited)	UK
EWA Ltd	UK
FAST4WD OGILVY LIMITED	UK
FinchDean Ltd	UK
Finsbury Ltd	UK
Finsbury.com Ltd	UK
Fipra EU Ltd	UK
FIPRA UK Limited	UK
First Music Ltd	UK
Fitch Consultancy Services Ltd	UK
Fitch Design Consultants Ltd	UK
Fitch International Ltd	UK
Fitch Ltd	UK
Fitch Worldwide Ltd	UK
Fitch: Qatar Ltd	UK
Flamingo Perspectives Ltd	UK
Flexible Organisation	UK
Forecast Research International Ltd	UK
Forsters Shelfco 50 Ltd	UK
Forward Data Management Ltd	UK
Forward Ltd	UK
Forward Publishing Agency Ltd	UK
Forward Publishing Ltd	UK
Foster Turner & Benson Ltd	UK
G2 Agency Ltd (formerly GI Data Ltd)	UK
G2 Branding and Design Limited	UK
Garrott Dorland Crawford Holdings Ltd	UK
GCI Financial (Holdings) Limited	UK

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
GCI Financial Group Limited	UK
Genesis Studios Limited	UK
Glendinning Management Consultants Ltd	UK
Global Sportnet UK Ltd	UK
Goldfarb Consultants UK Ltd	UK
Goldfarb Focus Ltd	UK
Good Technology Ltd	UK
Grey North Ltd.	UK
Group Activation Ltd f.k.a Bates UK Ltd	UK
Group M UK Ltd	UK
Hamsard 2750 Ltd	UK
Harrison Patten Troughton Ltd	UK
Headcount Worldwide Field Marketing Ltd	UK
Healthworld Holdings Ltd	UK
Healthworld UK Holdings Ltd	UK
Healthworld UK Ltd	UK
Henley Centre Headlight Vision Ltd (fk.a. Headlight Vision Ltd)	UK
Henley Centre Research Consultants Ltd	UK
Henley Marketing Dynamics International Ltd	UK
Hereford Telecommunications	UK
Hi Resolution (Production) Ltd	UK
Hill & Knowlton CIS Ltd	UK
Hill & Knowlton Ltd	UK
Hive Management Services Ltd	UK
Horizon Video Ltd	UK
HP:ICM Ltd	UK
Icomms Media Group Ltd	UK
Icon Brand Navigation UK Ltd	UK
Icon Business Consulting (UK) Ltd	UK
Icon Holdings (UK) Ltd	UK
Incline Media Ltd	UK
Intact Ltd	UK
Intelliquest, Ltd	UK
International Market Research Bureau Ltd	UK
International Outdoor Systems Ltd	UK
International Presentations Ltd	UK
Interstar Holdings Ltd	UK
i-syt Ltd	UK
J Walter Thompson Company (Manchester) Ltd	UK
J Walter Thompson Company Ltd	UK
J Walter Thompson Group Ltd	UK
J Walter Thompson Trustees Ltd	UK
J Walter Thompson UK Holdings Ltd	UK
Jermyn Street Communications Centre Ltd	UK
JoshuaG2 Ltd	UK
JWT Specialized Communications Ltd	UK
Key Lead Ltd	UK

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Kinetic Worldwide Group Ltd (fka Reef House)	UK
Kinetic Worldwide Ltd	UK
Kingsway Media Services Ltd	UK
Knowledge Trading Solutions Ltd	UK
Lambie-Nairn & Company Ltd	UK
Landor Associates Europe Ltd	UK
Lighthouse Holdings (UK) Ltd	UK
Lightspeed Research Ltd	UK
Line Exchange Ltd	UK
Management Ventures Europe Ltd	UK
Mando Corporation Ltd	UK
Mando Handling Ltd	UK
Mando Insurance Services Ltd	UK
Mandot.co.uk Ltd	UK
Market Research Bureau Group Limited	UK
Market Research Bureau Limited	UK
Marketing & Shopping Services Ltd	UK
Marplan Ltd	UK
Marsteller Advertising Ltd	UK
Mass-Observation (UK) Ltd	UK
Mass-Observation Ltd	UK
Mather Communications Ltd (fka Universal Investment & Trading Company Ltd)	UK
Matthew Poppy Advertising Ltd	UK
Maxus Communications Ltd	UK
Media Insight Ltd	UK
Media Insight Outdoor Limited	UK
Media Insight Outdoor Ltd	UK
Media Solutions Group Ltd	UK
Mediaedge:CIA (UK) Holdings Ltd	UK
Mediaedge:CIA International Ltd	UK
Mediaedge:CIA UK Investments Ltd	UK
Mediaedge:CIA UK Ltd	UK
Mediaedge:CIA Worldwide Ltd (fka CIA Europe Holdings Ltd)	UK
Mediahead Communications Ltd	UK
Metro Broadcast Ltd	UK
Metro Ecosse Ltd	UK
Milburn Finance Ltd	UK
Millward Brown Market Research Ltd	UK
Millward Brown Precis Ltd	UK
Millward Brown UK Ltd	UK
Millward Brown Ulster Limited	UK
Milton Marketing Group Ltd	UK
Milton Marketing Ltd	UK
Milton Public Relations Ltd	UK
Mindshare 3 Ltd	UK
Mindshare Media UK Ltd	UK
Mindshare Media Worldwide Ltd	UK

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
MJM Creative Services UK Ltd	UK
Module Communications Group Ltd	UK
Mone Ltd	UK
Mortimer Square Ltd	UK
MRB Group Ltd	UK
MRB International Limited	UK
MRB Research Group Ltd	UK
MRB Research Ltd	UK
Netcoms Europe Ltd	UK
Newcrosse Ltd	UK
North Kent Plastic Cages Ltd	UK
Nylon Marketing Communications Ltd	UK
O&M Consulting Limited	UK
O&M Europe Ltd	UK
Oakley, Young Associates Ltd	UK
Ogilvy & Mather Advertising Ltd	UK
Ogilvy & Mather Dataconsult Ltd	UK
Ogilvy & Mather Direct Ltd	UK
Ogilvy & Mather Europe Ltd	UK
Ogilvy & Mather Group (Holdings) Ltd (f.k.a The Ogilvy Group (Holdings) Ltd)	UK
Ogilvy & Mather International Media Ltd	UK
Ogilvy & Mather Management Services	UK
Ogilvy & Mather Partners Ltd	UK
Ogilvy & Mather Public Relations Ltd	UK
Ogilvy & Mather Teleservices Ltd (fka OgilvyOne Teleservices Ltd )	UK
Ogilvy 4D Ltd (f.k.a 4D Communications Ltd)	UK
Ogilvy Adams & Rhinehart Limited	UK
Ogilvy Advertising Ltd (F.k.a Ogilvy & Mather Ltd)	UK
Ogilvy Healthworld Advertising	UK
Ogilvy Healthworld Europe Ltd	UK
OGILVY HEALTHWORLD UK LTD	UK
Ogilvy Interactive Ltd	UK
Ogilvy Primary Contact Ltd	UK
Ogilvy Public Relations Worldwide Limited	UK
OgilvyOne Dataservices Ltd	UK
OgilvyOne Ltd	UK
OgilvyOne Management Services	UK
OgilvyOne Teleservices Ltd	UK
OgilvyOne Worldwide Ltd	UK
OHAL Ltd	UK
Olog-e Ltd	UK
Onezeroone Media Ltd	UK
Optitech Ltd	UK
Outdoor Connection Ltd	UK
Outdoor Focus Ltd	UK
Outrider Ltd	UK
PCI Fitch Limited	UK
PCI Live Ltd	UK
PDM Communications Ltd	UK
Peacock Services Ltd	UK
Permanent Organisation	UK
Permanent Organisation Two	UK
Piranhakid Communications Ltd	UK

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
POA Holdings Ltd	UK
Portland Outdoor Advertising Ltd	UK
Poster Publicity Group Ltd	UK
Poster Publicity Holdings Ltd	UK
Poster Publicity Ltd	UK
Poster Sites Management Ltd	UK
Precis (567) Ltd	UK
Premiere Consultants Ltd	UK
Premiere Elite Ltd	UK
Premiere Group Holdings Ltd	UK
Premiere Licensing Ltd	UK
Premiere Management Ltd	UK
Premiere Recruitment Ltd	UK
Premiere Sponsorship Marketing Ltd	UK
Premiere Television Ltd	UK
Promotional Campaigns Ltd	UK
Promotional Games Ltd	UK
Promotional Studios Ltd	UK
Prophaven Ltd	UK
Propose Two Ltd	UK
PSD Associates Ltd	UK
Public Relations and International Sports Marketing Ltd	UK
Public Strategies - Global Limited	UK
QCI Assessment Ltd	UK
QRU Ltd	UK
Quisma Limited	UK
R.I.Specialist Units Limited	UK
Rainey Kelly Cambell Roalfe Trustees Ltd	UK
Rainey Kelly Campbell Roalfe Ltd	UK
Readysquare Ltd	UK
Readysquare Two Ltd	UK
RealSubstance Ltd	UK
Red Cell Scotland Ltd	UK
Refrigeration (Bournemouth) Ltd	UK
Relish Marketing Ltd (fka Strategic Action Group Ltd)	UK
Research Bureau (Research International) Ltd	UK
Research Bureau Ltd	UK
Research International Group Ltd	UK
Research International Ltd	UK
Research International Technical Systems Limited	UK
Research Resources Ltd	UK
RI Consumer Division Ltd	UK
RI Medical Research Limited	UK
RI UK	UK
RMG: Black Cat Ltd	UK
RMG: Connect Ltd	UK
RMS Instore Ltd	UK
ROCQM Ltd	UK
Rodney Fitch International Design Consultants Ltd	UK
Rono Online Limited	UK
RSMB Television Research Ltd	UK
Sadek Wynberg Millward Brown Ltd	UK
Sampson Tyrrell Corporate Marketing Ltd	UK

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Scott Stern Associates Ltd	UK
Scott Stern Ltd	UK
Secure Two Ltd	UK
Sentrix Global Health Communications Ltd	UK
SGA Research International Limited	UK
SH Benson (India) Ltd	UK
SH Benson International Ltd	UK
Sharpen Troughton Owens Response Ltd	UK
Shine: M Ltd	UK
Shire Health International Ltd	UK
Shire Health PR Ltd	UK
Showcase Placements (UK) Ltd	UK
Sirius Holdings	UK
SJS Management Services Ltd	UK
Softmedia Ltd	UK
Soho Square Advertising Ltd (fka Adworks)	UK
Sonic Sun Ltd	UK
Space Research International Ltd	UK
Spafax Airline Network Ltd	UK
Sparklab Ltd	UK
Staffordshire Holloware Ltd	UK
Steam Digital Artwork Systems Ltd	UK
Stickleback Ltd	UK
Sudler & Hennessey Ltd	UK
TBU Holdings Ltd	UK
Ted Bates Holdings Ltd	UK
Telephone Interviewing Centre (UK) Ltd	UK
Telephone Market Research Bureau Ltd	UK
Tempest Online Marketing Ltd	UK
Tempus Group Holdings Ltd	UK
Tempus Group Ltd	UK
Tempus Media Technologies Holdings Ltd	UK
Tempus Partners Ltd	UK
The Blue Skies Agency	UK
The Brand Consultancy Limited	UK
The Clever Group Ltd	UK
The Clinic Productions Ltd	UK
The Decision Shop Ltd	UK
The Event Union Ltd	UK
The Farm Post Production Ltd	UK
The Fixed Fee Company Ltd	UK
The Food Group Ltd	UK
The Information Design Unit Ltd	UK
The Jack Morton Company Ltd	UK
The Kantar Group Ltd	UK
The Knowledge Refinery Ltd	UK
The Marketing Consultancy Ltd	UK
The Media Research Consultancy Ltd	UK
The Network (The Ogilvy Media Company) Ltd	UK
The OgilvyOne Connections Group Ltd	UK
The Partners (Design Consultants) Ltd	UK
The Qualitative Workshop Ltd	UK
The Smith & Jones Communications Company Ltd	UK

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
The Store Consulting Ltd	UK
The Tempus Group Trust Company (1990) Ltd	UK
Thistleclub Ltd	UK
Thompson Connect Limited	UK
TMC International Ltd	UK
TonicHealth Ltd	UK
Transact Communications Ltd	UK
Transart Educational Marketing Systems Ltd	UK
Transart Multimedia Ltd	UK
Transart Pharmaceutical Ltd	UK
Tranzformer Ltd	UK
Tripcare Ltd	UK
Turner Design Services Ltd	UK
Tutssels Enterprise IG Ltd	UK
Tyrell Corporation Ltd	UK
Ultimate Events Ltd	UK
Ultimate Square	UK
Uncle Post Production Ltd	UK
United London Communications Ltd	UK
VAP Group Ltd	UK
VAP International Communications Ltd	UK
Visual Art Productions (Oxford) Ltd	UK
Voluntarily United Creative Agencies Ltd	UK
Warwicks UK Ltd	UK
Watershed Studio Ltd	UK
Wessenden Products Ltd	UK
Westbourne Terrace Management Ltd	UK
Westbourne Terrace Management Services Ltd	UK
Wire & Plastic Products Ltd	UK
Wise Conclusion	UK
World Research International Ltd	UK
WPP 1177	UK
WPP 1178 Ltd	UK
WPP 2005 Ltd	UK
WPP 2318 Ltd	UK
WPP 2323 Ltd	UK
WPP 2709 Ltd	UK
WPP 2828 Ltd	UK
WPP AMC Holdings	UK
WPP ATTICUS (f.k.a. WPP Dotcom Holdings (Nine)	UK
WPP Beans Ltd	UK
WPP Brandz (f.k.a. WPP Dotcom Holdings (Eighteen))	UK
WPP CAP Ltd	UK
WPP Compete (f.k.a WPP 2177 Ltd)	UK
WPP Consulting Ltd	UK
WPP CP Finance plc	UK
WPP Direct Ltd	UK
WPP Dotcom Holdings (eight)	UK
WPP Dotcom Holdings (Eleven)	UK
WPP Dotcom Holdings (Fifteen)	UK
WPP Dotcom Holdings (Five)	UK
WPP Dotcom Holdings (Four)	UK
WPP Dotcom Holdings (Fourteen)	UK

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
WPP Dotcom Holdings (Nineteen)	UK
WPP Dotcom Holdings (One)	UK
WPP Dotcom Holdings (Seven)	UK
WPP Dotcom Holdings (Seventeen)	UK
WPP Dotcom Holdings (Six)	UK
WPP Dotcom Holdings (Sixteen)	UK
WPP Dotcom Holdings (Ten)	UK
WPP Dotcom Holdings (Thirteen)	UK
WPP Dotcom Holdings (Three)	UK
WPP Dotcom Holdings (Twelve)	UK
WPP Dotcom Holdings (Twenty)	UK
WPP Dotcom Holdings (Two)	UK
WPP Dutch Holdings Ltd	UK
WPP Enterprise Ltd	UK
WPP Finance (UK)	UK
WPP Finance Co Ltd	UK
WPP Group (Nominees) Five Ltd	UK
WPP Group (Nominees) Four Ltd	UK
WPP Group (Nominees) Ltd	UK
WPP Group (Nominees) One Ltd	UK
WPP Group (Nominees) Six Ltd	UK
WPP Group (Nominees) Three Ltd	UK
WPP Group (Nominees) Two Ltd	UK
WPP Group (UK) Ltd	UK
WPP Group Holdings Ltd	UK
WPP Group Plc	UK
WPP GUSA UK	UK
WPP India Ltd	UK
WPP Investments Ltd	UK
WPP James Holdings Ltd	UK
WPP LN Ltd	UK
WPP Magic Ltd	UK
WPP Marketing Communications Holdings Ltd (fka Noho Digital Ltd)	UK
WPP Marketing Communications Spain Ltd	UK
WPP Netherlands plc	UK
WPP No. 2337 Ltd	UK
WPP No. 2356 Ltd	UK
WPP North Atlantic Ltd	UK
WPP Pearls Ltd	UK
WPP Phoenix 2004	UK
WPP Phoenix Ltd	UK
WPP Phoenix Two Ltd	UK
WPP Predictions	UK
WPP Rasor UK	UK
WPP Spangle	UK
WPP Sparkle Ltd	UK
WPP Sparky Ltd	UK
WPP Spike Ltd	UK
WPP Unicorn Ltd	UK
Wpp.com Ltd	UK
WUNDERMAN CATO JOHNSON NOMINEES LIMITED	UK
Wunderman Ltd	UK
XM	UK

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
XMSS Ltd	UK
Y&R Brazilian Holdings Ltd	UK
Yes Solutions UK Ltd	UK
Young & Rubicam Development (Holdings) Ltd	UK
Young & Rubicam Europe Ltd	UK
Young & Rubicam Group Ltd	UK
Young & Rubicam Holdings (UK) Ltd	UK
Young & Rubicam Investments	UK
Young & Rubicam Pension Trustees Limited	UK
Beaumont Bennett Ltd.	UK - Grey
Beyond Interactive Limited	UK - Grey
Chelsea Market Research Ltd.	UK - Grey
Creative Strategy Ltd	UK - Grey
Darwin Grey Ltd	UK - Grey
Direct MediaCom Ltd	UK - Grey
Directcom Ltd	UK - Grey
Ecumedia Ltd	UK - Grey
EuroClearing Ltd	UK - Grey
G2 Interactive Limited (fka Grey Interactive Services Ltd)	UK - Grey
GCI Group Ltd	UK - Grey
GCI Healthcare Ltd	UK - Grey
GCI Jane Howard Ltd	UK - Grey
GCI London Ltd	UK - Grey
GCI UK Limited	UK - Grey
Grey Advertising (Ireland) Ltd	UK - Grey
Grey Advertising Ltd	UK - Grey
Grey Communications Group Ltd	UK - Grey
Grey Direct Ltd	UK - Grey
Grey Entertainment & Media Ltd.	UK - Grey
Grey Europe Ltd.	UK - Grey
Grey GB Ltd.	UK - Grey
Grey Global Group (UK) Ltd	UK - Grey
Grey Group Services Ltd	UK - Grey
Grey Healthcare London Ltd	UK - Grey
Grey Interactive Europe Ltd	UK - Grey
Grey London Ltd	UK - Grey
Grey Ltd	UK - Grey
Grey Midlands Ltd.	UK - Grey
Grey Network Ltd.	UK - Grey
Grey NT Ltd	UK - Grey
Grey PTK Advertising Ltd	UK - Grey
Grey Technology Services Ltd.	UK - Grey
GREY WORLDWIDE LIMITED	UK - Grey
GreyCom Ltd.	UK - Grey
Healthy People Ltd	UK - Grey
Hilton Advertising Ltd.	UK - Grey
MDS Global Consulting Ltd	UK - Grey
MediaCom Group Ltd (formerly The Media Business Group plc)	UK - Grey
MediaCom Holdings Ltd (formerly MediaCom TMBG Ltd)	UK - Grey
Mediacom North Ltd	UK - Grey
Mediacom Scotland Ltd (formerly MediaCom Scotland TMB Ltd)	UK - Grey
MediaCom UK Ltd (formerly The Media Business Ltd)	UK - Grey
Mellors Reay & Partners Ltd	UK - Grey

WPP GROUP PLC

SUBSIDIARIES AS AT 31 DECEMBER 2006

NAME	JURISDICTION UNDER WHICH ORGANIZED
Mind Over Media Ltd	UK - Grey
Moonraid Ltd	UK - Grey
Outdoor MediaCom Ltd	UK - Grey
PHASE V COMMUNICATIONS LIMITED (fka Module Hardware Sales Ltd)	UK - Grey
RWG Ltd	UK - Grey
Sponsorcom Ltd	UK - Grey
Sterling Public Relations Ltd (fka derinton ltd)	UK - Grey
Telebingo Ltd	UK - Grey
The Art Company (Creative Services) Ltd	UK - Grey
The Brand Futures Consultancy Ltd (formerly Grey Brand Futures Ltd)	UK - Grey
The Media Business Ltd (formerly MediaCom UK Ltd)	UK - Grey
The Poster Business Ltd	UK - Grey
The Sponsorship Business Ltd	UK - Grey
Grey Kiev Enterprise	Ukraine
Ogilvy & Mather Ltd	Ukraine
Despatch S.A.	Uruguay
J. Walter Thompson Uruguaya S.A.	Uruguay
Renier SA	Uruguay
Young & Rubicam S.A.	Uruguay
Burson Marsteller de Venezuela CA (fka Burson-Marsteller Relaciones Publicas C.A.)	Venezuela
J Walter Thompson de Venezuela S.A.	Venezuela
MindShare, C.A.	Venezuela
Ogilvy & Mather Andina CA	Venezuela
141 Vietnam Ltd	Vietnam
Dentsu Young & Rubicam Vietnam Limited	Vietnam
Ogilvy & Mather Vietnam Ltd	Vietnam
WPP Marketing Communications Vietnam Company Limited	Vietnam
WPP Media Limited	Vietnam
J Walter Thompson Company Central Africa Pty Ltd	Zimbabwe